[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit 10.23

LICENSE, MANUFACTURING AND SUPPLY AGREEMENT

        This Agreement ("AGREEMENT") is made and entered into April 8, 2004 (the "EFFECTIVE DATE") by and between Nektar Therapeutics AL, Corporation, having its principal place of business at 490 Discovery Drive, Huntsville, AL 35806 ("NEKTAR AL"); and Affymax, Inc., having its principal place of business at 4001 Miranda Avenue, Palo Alto, CA 94304, U.S.A. ("COMPANY"). NEKTAR AL and COMPANY may be referred to herein individually as a "PARTY" and collectively as the "PARTIES."

RECITALS

        WHEREAS, COMPANY is in the business of discovering, developing, making, selling and marketing pharmaceutical products for the treatment of diseases;

        WHEREAS, NEKTAR AL has proprietary technology useful for attaching REAGENTS to pharmaceutical compounds to improve certain properties of such compounds;

        WHEREAS, COMPANY desires to obtain a license under certain of NEKTAR AL'S intellectual property and proprietary technology to make, have made, develop, sell, offer for sale and import the SELECTED PRODUCT (as defined herein) throughout the world under the terms and conditions specified herein;

        WHEREAS, pursuant to the Cross-License and License Option Agreement entered into by and between NEKTAR AL, Inhale Therapeutic Systems, Inc., and Enzon, Inc. ("ENZON") on January 7, 2002 ("CROSS-LICENSE AGREEMENT"), NEKTAR AL obtained certain rights under ENZON'S proprietary PEGYLATION technology to make, have made, use, sell, offer to sell and import certain REAGENTS for research and development purposes, and an option to obtain a

CONFIDENTIAL

worldwide license (if available) under such ENZON technology to make, have made, use, offer for sale, sell and import certain products;

        WHEREAS, COMPANY desires to obtain a sublicense under ENZON'S proprietary PEGYLATION technology, to make, have made, develop, sell, offer for sale and import the SELECTED PRODUCT (as defined herein) throughout the world under the terms and conditions specified herein;

        WHEREAS, NEKTAR AL is also engaged in the business of manufacturing bulk quantities of PEGYLATION reagents used in the manufacture of pharmaceutical products, and possesses the requisite plant, equipment and personnel to produce such reagents;

        WHEREAS, COMPANY desires NEKTAR AL to manufacture and supply bulk quantities of the SELECTED REAGENT to COMPANY for the sole purpose of enabling COMPANY to make, have made, develop, sell, offer for sale and import the SELECTED PRODUCT for which COMPANY obtains a license from NEKTAR AL hereunder, and NEKTAR AL agrees to undertake the manufacture and supply of such SELECTED REAGENT subject to the terms and conditions specified below; and

        NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this AGREEMENT, the PARTIES agree as follows:

AGREEMENT

1.
Definitions

1.1
"ACTIVE MOLECULE" means an un-PEGYLATED molecule that has potential or actual preventive or therapeutic activity.

1.2
"AFFILIATE" means any legal entity (such as a corporation, partnership, or limited liability company) that controls, is controlled by or is under common control with a PARTY. For the purposes of this definition, the term "control" means (i) beneficial and/or legal ownership of at least fifty percent (50%) of the voting securities of a corporation or other business organization with voting

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    securities (or such percentage as required under any particular jurisdiction to confer controlling powers through ownership of voting securities broadly equivalent to the controlling powers attendant on ownership of 50% or more of outstanding voting securities in a United States corporation), (ii) a fifty percent (50%) or greater interest in the net assets or profits of a partnership or other business organization without voting securities, or (iii) the ability to direct the affairs of any such entity.

  1.3
  "Current Good Manufacturing Practices" or "cGMPs" means those current good manufacturing practices and standards generally and consistently applied by NEKTAR AL in the manufacture of its GMP grade REAGENTS, and those current good manufacturing practices and standards applicable to the production of Pharmaceutical Raw Materials such as REAGENTS under the following standards: US Code of Federal Regulations 21.210 and 211 and Guideline for Industry and Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients (ICH Q7A) and subject to any arrangements, additions or clarifications agreed to from time to time between the PARTIES in writing, as well as similar standards in the MAJOR MARKET COUNTRIES to the extent applicable.

  1.4
  "CLAIMS" has the meaning set forth in Section 11.1.1.

  1.5
  "COMPANY CORE TECHNOLOGY" means [*] to the extent the same is directed to: [*] THERAPEUTIC AGENT, [*] THERAPEUTIC AGENT [*] THERAPEUTIC AGENT, but, in each case, specifically excluding [*] [*] THERAPEUTIC AGENT; and [*].

  1.6
  {SECTION LEFT INTENTIONALLY BLANK}.

  1.7
  "COMPANY KNOW-HOW" means all KNOW-HOW CONTROLLED by the COMPANY that is necessary or useful for NEKTAR AL in connection with NEKTAR AL'S performance of its obligations under this AGREEMENT.

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    COMPANY PATENT RIGHTS are excluded from the definition of COMPANY KNOW-HOW.

  1.8
  "COMPANY PATENT RIGHTS" means all PATENTS and PATENT APPLICATIONS owned or CONTROLLED by COMPANY that are necessary or useful for NEKTAR AL in connection with NEKTAR AL'S performance of its obligations under this AGREEMENT.

  1.9
  "CONFIDENTIAL INFORMATION" has the meaning set forth in l Article 8.

  1.10
  "CONTRACT MANUFACTURER" has the meaning set forth in Section 3.6.2.

  1.11
  "CONTROL" means the ability to grant a license or sublicense as provided for herein without violating the terms of any agreement or other arrangement with any THIRD PARTY.

  1.12
  "DISCLOSING PARTY" means the PARTY disclosing CONFIDENTIAL INFORMATION to the other PARTY hereunder.

  1.13
  "DOLLARS" means U.S. dollars.

  1.14
  "EMEA" means the European Medicines Evaluation Agency, and any successor agency thereto, having the administrative authority to regulate the marketing of human pharmaceutical products or biological therapeutic products, delivery systems and devices in the European Union.

  1.15
  "ENZON LICENSED PATENTS" means (a) all patent applications owned or CONTROLLED by ENZON or its AFFILIATES that were AFFILIATES of ENZON as of [*] (the "ENZON AFFILIATES") that pertain to PEGYLATION and that (i) were filed on or before [*], or (ii) directly or through other PATENT APPLICATIONS, claim priority to any PATENT APPLICATION that was filed on or before [*]; and (b) all PATENTS owned or CONTROLLED by ENZON or the ENZON AFFILIATES that pertain to PEGYLATION and that cover the composition, manufacture, or use of the SELECTED PRODUCT, that (i) have

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    issued on or before [*], or (ii) issue from any PATENT APPLICATION included in clause (a). For clarity, excluded from ENZON LICENSED PATENTS are PATENTS and PATENT APPLICATIONS claiming the use of PEG for purposes other than PEGYLATION and UN-PEGYLATED ACTIVE MOLECULE PATENTS. Further excluded from ENZON LICENSED PATENTS are [*], and the foreign equivalents of such claims. Without limiting the foregoing, Schedule VII sets forth the ENZON LICENSED PATENTS (both domestic and foreign) as of the EFFECTIVE DATE.

  1.16
  "FAILURE" has the meaning set forth in Section 3.6.

  1.17
  "FDA" means the United States Food and Drug Administration, or any successor entity that may be established hereafter which has substantially the same authority or responsibility currently vested in the United States Food and Drug Administration.

  1.18
  "FIRST COMMERCIAL SALE" means, with respect to the SELECTED PRODUCT, the first sale by COMPANY or its SUBLICENSEE to a THIRD PARTY following receipt of MARKETING AUTHORIZATION in the country of sale; provided, however, that SELECTED PRODUCT shipped by COMPANY or its SUBLICENSEE to a THIRD PARTY prior to receipt of MARKETING AUTHORIZATION therefor in a particular country where the SELECTED PRODUCT is intended for commercial sale, shall be deemed for the purposes hereof a FIRST COMMERCIAL SALE to the extent such SELECTED PRODUCT is sold to a THIRD PARTY for sale in that country after such MARKETING AUTHORIZATION is obtained.

  1.19
  "INQUIRIES" has the meaning set forth in Section 9.3.

  1.20
  "INVENTIONS" means any and all useful ideas, concepts, methods, procedures, processes, improvements, inventions and discoveries, whether or not patentable, that are invented during and in the course of the performance of activities

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    conducted in connection with the research, development, clinical testing, manufacture, use, or import of the SELECTED PRODUCT.

  1.21
  "JOINT INVENTION" has the meaning set forth in Section 12.3.

  1.22
  "JOINT PATENT APPLICATIONS" has the meaning set forth in Section 12.7.

  1.23
  "KNOW-HOW" means all technical, scientific and other know-how, data, materials, information, trade secrets, ideas, formulae, inventions, discoveries, processes, machines, manufactures, compositions of matter, improvements, protocols, techniques, works of authorship, and results of experimentation and testing (whether or not patented or patentable) in written, electronic or any other form.

  1.24
  "KNOW-HOW ROYALTY" has the meaning set forth in Section 6.2.

  1.25
  "LAW" means any local, state or federal rule, regulation, statute or law in any jurisdiction relevant to the activities undertaken pursuant to this AGREEMENT or applicable to either of the PARTIES with respect to any matters set forth herein.

  1.26
  "LICENSED NEKTAR AL TECHNOLOGY" means, collectively, the NEKTAR AL PATENT RIGHTS and the NEKTAR AL KNOW-HOW pertaining to PEGYLATION and covering the composition, manufacture or use of the SELECTED PRODUCT, or as otherwise described in Section 1.31 or 1.33.

  1.27
  "MAJOR MARKET COUNTRIES" means the United States of America, the United Kingdom, France, Germany, Spain, Italy and Japan.

  1.28
  "MARKETING AUTHORIZATION" means the requisite governmental approval for the marketing and sale of the SELECTED PRODUCT in a given country, together with the final pricing and/or reimbursement approval for the SELECTED PRODUCT where applicable.

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

  1.29
  "NEKTAR AL CORE TECHNOLOGY" means [*] to the extent the same is directed to the: [*] REAGENT [*] REAGENT [*] REAGENT [*] REAGENT [*] REAGENT [*] (including the [*]); and [*] REAGENT [*] (including the [*], but excluding the [*] of the [*]). NEKTAR AL CORE TECHNOLOGY shall also include [*] the SELECTED REAGENT and/or the SELECTED PRODUCT (other than [*] relate to the [*], whether such [*] NEKTAR AL, COMPANY, COMPANY'S SUBLICENSEES or any other person or entity (including COMPANY'S CMOS).

  1.30
  {SECTION LEFT INTENTIONALLY BLANK}.

  1.31
  "NEKTAR AL KNOW-HOW" means all KNOW-HOW owned or CONTROLLED by NEKTAR AL as of the EFFECTIVE DATE or during the TERM of this AGREEMENT that is necessary or useful for COMPANY to exercise its rights under the license granted in Article 2 of this AGREEMENT. PATENTS and PATENT APPLICATIONS are excluded from the definition of NEKTAR AL KNOW-HOW.

  1.32
  "NEKTAR AL'S MANUFACTURING COST" means NEKTAR AL'S cost of goods for the SELECTED REAGENT, calculated using the same methods used by NEKTAR AL (and any AFFILIATES with whom NEKTAR AL'S financial results are consolidated) in calculating cost of goods of similar materials for its audited financial statements and United States generally accepted accounting principles ("GAAP"), in each case consistently applied.

  1.33
  "NEKTAR AL PATENT RIGHTS" means all of the PATENTS and PATENT APPLICATIONS owned or CONTROLLED by NEKTAR AL as of the EFFECTIVE DATE or during the TERM of this AGREEMENT, that are necessary or useful to develop, make, have made, use, sell, have sold and import the SELECTED PRODUCT pursuant to the license provided in Article 2, including all legal rights conferred upon NEKTAR AL under such PATENTS and PATENT APPLICATIONS, and all PATENTS issuing from PATENT APPLICATIONS, and

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    all foreign counterparts of such PATENTS and PATENT APPLICATIONS, including without limitation any PATENTS or PATENT APPLICATIONS claiming INVENTIONS made pursuant to this AGREEMENT that are CONTROLLED by NEKTAR AL. Schedule VI lists the PATENTS included in the NEKTAR AL PATENT RIGHTS.

  1.34
  {SECTION LEFT INTENTIONALLY BLANK}

  1.35
  "NET SALES" means the amount invoiced (or in the absence of an invoice, received) by COMPANY or its SUBLICENSEES for the sale to THIRD PARTIES of the SELECTED PRODUCT less the following, to the extent included in the amount invoiced: (i) customary trade, cash and quantity credits, discounts, refunds or rebates actually allowed and taken; (ii) amounts for claims, allowances or credits actually given for returned SELECTED PRODUCT; retroactive price reductions; chargebacks; (iii) packaging, handling fees, freight and insurance, incurred in transporting SELECTED PRODUCT to THIRD PARTY purchaser; (iv) government-mandated and other rebates; (v) value added tax, sales, use or turnover taxes, excise taxes and customs duties included in the invoiced price; and (vi) known uncollectible amounts that can be documented, determined in accordance with GAAP. NET SALES shall be deemed to accrue upon the date of the invoice for the SELECTED PRODUCT.

  1.36
  "NON-DISCLOSURE AGREEMENT" means that agreement entered into between the PARTIES on June 13, 2002 providing for confidential treatment of the PARTIES' information.

  1.37
  "PARTY" means a party to this AGREEMENT.

  1.38
  "PATENT" means: (i) letters patent and utility models including any extension, substitution, registration, confirmation, reissue, re-examination or renewal thereof; (ii) foreign counterparts of any of the foregoing; and (iii) to the extent

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    enforceable rights are granted by a governmental authority thereunder, a PATENT APPLICATION.

  1.39
  "PATENT APPLICATION" means an application for letters patent, including without limitation a provisional application, converted provisional application, non-provisional utility application, continuation application, a continued prosecution application, a continuation-in-part application, a divisional application and a reissue application, and foreign counterparts of any of the foregoing.

  1.40
  "PATENT ROYALTY" has the meaning set forth in Section 6.2.

  1.41
  "PEG" means poly(ethylene glycol).

  1.42
  "PEGYLATION", with a correlative meaning "PEGYLATED" or to "PEGYLATE", means the covalent chemical bonding of REAGENTS (including without limitation covalent chemical bonding through linking groups) with or to other materials, including, but not limited to proteins, peptides, oligonucleotides, biomolecules, small molecules, therapeutic agents (including without limitation ACTIVE MOLECULES and the THERAPEUTIC AGENT), diagnostic agents, imaging agents, implanted devices, and equipment. "PEGYLATION" shall include the synthesis, derivatization, characterization, and modification of PEG for such purposes, together with the synthesis, derivatization, characterization, and modification of the raw materials and intermediates for the manufacture of REAGENTS, or products (including without limitation the SELECTED PRODUCT) incorporating such REAGENTS by means of [*] (but excluding, in the case of PEGYLATED therapeutic agents (including the SELECTED PRODUCT), all [*] of such products other than [*] and [*] by which such REAGENT [*]). For clarity, PEGYLATION shall not include the attachment or association of REAGENTS with or to other materials by means [*].

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

  1.43
  "REAGENT" means a PEG derivative used in the manufacture of a pharmaceutical product. REAGENT includes without limitation the SELECTED REAGENT.

  1.44
  "RECIPIENT" means the PARTY receiving CONFIDENTIAL INFORMATION hereunder.

  1.45
  "RESPONSIBLE PARTY" has the meaning set forth in Section 12.7.

  1.46
  "ROYALTY TERM" means, with respect to the SELECTED PRODUCT in each country in the TERRITORY, the period of time equal to the longer of: (a) ten (10) years from the date of the FIRST COMMERCIAL SALE of the SELECTED PRODUCT in such country; or (b) the term for which the last VALID PATENT CLAIM covering the manufacture, use, importation or sale of the SELECTED PRODUCT is in effect in such country.

  1.47
  "SELECTED PRODUCT" means the THERAPEUTIC AGENT attached to the SELECTED REAGENT by means of PEGYLATION, alone or as incorporated into a pharmaceutical preparation.

  1.48
  "SELECTED REAGENT" means [*] of [*], molecular weight [*] Daltons ([*]), the chemical structure of which is set forth in Schedule I.

  1.49
  "SERVICES AGREEMENT" means a services agreement entered into by the PARTIES pursuant to Section 3.8

  1.50
  "SOLE INVENTION(S)" has the meaning set forth in Section 12.3.

  1.51
  "SPECIFICATIONS" means the specifications for the SELECTED REAGENT as set forth in Schedule II.

  1.52
  "SUBLICENSEE" means, with respect to a particular SELECTED PRODUCT, any person or entity, including AFFILIATES, to which COMPANY grants a sublicense under any LICENSED NEKTAR AL TECHNOLOGY and/or ENZON

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    LICENSED PATENTS to develop, make and sell such SELECTED PRODUCT, with respect to units that are manufactured and then sold by such person or entity other than to COMPANY. As used in this AGREEMENT, "SUBLICENSEE" shall also include any person or entity to whom COMPANY has granted only the right to market, promote and/or distribute SELECTED PRODUCT provided that such person or entity is responsible for marketing and/or promotion of such SELECTED PRODUCT within its distribution territory. For the purposes of clarity, a SUBLICENSEE shall not include any person or entity with whom COMPANY contracts solely for the purpose of manufacturing the SELECTED PRODUCT ("CMO"), or any person or entity who provides services to such a CMO.

  1.53
  "TERM" has the meaning set forth in Section 14.1.

  1.54
  "THERAPEUTIC AGENT" means the therapeutic agent listed in Schedule I.

  1.55
  "THIRD PARTY" means any entity other than NEKTAR AL, COMPANY, a SUBLICENSEE of COMPANY and their respective AFFILIATES.

  1.56
  "UN-PEGYLATED ACTIVE MOLECULE PATENTS" means PATENT claims owned or CONTROLLED by ENZON or the ENZON AFFILIATES that claim the composition of matter of an un-PEGYLATED ACTIVE MOLECULE, methods of making an un-PEGYLATED ACTIVE MOLECULE, or methods of using an un-PEGYLATED ACTIVE MOLECULE (other than a claim to a method of PEGYLATING an un-PEGYLATED ACTIVE MOLECULE), even if such ACTIVE MOLECULE is contained in or is part of a SELECTED PRODUCT.

  1.57
  "VALID NEKTAR AL PATENT CLAIM" means either: (a) a claim of an issued and unexpired PATENT included within the NEKTAR AL PATENT RIGHTS that has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    to be invalid or unenforceable through reissue, disclaimer or otherwise; or (b) a claim filed and kept pending in good faith that is included in a published PATENT APPLICATION that has been pending for less than five (5) years from the date such claim was filed and that substantially corresponds to an issued claim in the United States included in (a) and that has not been (i) canceled, (ii) withdrawn from consideration, (iii) finally determined to be unallowable by the applicable governmental authority (and from which no appeal is or can be taken), or (iv) abandoned. Notwithstanding the foregoing, VALID NEKTAR AL PATENT CLAIM shall not include any claim(s) of a PATENT APPLICATION or PATENT assigned by COMPANY to NEKTAR AL pursuant to a SERVICES AGREEMENT and with respect to which no employees of NEKTAR AL are named inventors.

  1.58
  "VALID ENZON PATENT CLAIM" means (a) a claim of an issued PATENT included within the ENZON LICENSED PATENTS that has not (i) expired or been canceled, (ii) been declared invalid by an unreversed and unappealable decision of a court or other appropriate body of competent jurisdiction, (iii) been admitted to be invalid or unenforceable through reissue, disclaimer, or otherwise, or (iv) been abandoned; or (b) a claim filed and kept pending in good faith that is included in a published PATENT APPLICATION that has been pending for less than five (5) years from the date such claim was filed and that substantially corresponds to an issued claim in the United States included in (a) and that has not been (i) canceled, (ii) withdrawn from consideration, (iii) finally determined to be unallowable by the applicable governmental authority (and from which no appeal is or can be taken), or (iv) abandoned.

  1.59
  "VALID PATENT CLAIM" means a VALID ENZON PATENT CLAIM and/or a VALID NEKTAR AL PATENT CLAIM.

  1.60
  Additional Definitions.    Each of the following definitions is set forth in the section of this AGREEMENT indicated below:

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Definitions	Section
HA	3.3
NDA	3.3
ANDA	3.3
DELIVERY DATE	3.5.1
COA	3.5.1
MANAGING COMMITTEE ISSUES	3.7
TECHNICAL SERVICES	3.8
[*]	5.4
[*]	6.2.7(i)
[*]	6.2.7(ii)
[*]	6.2.7(ii)(C)
THIRD PARTY PATENT LICENSE	6.3
DMF	9.2.2
Sublicense Rights	Schedule III, Section 1.2(a)
Eligible Transaction	Schedule III, Section 1.2(a)
Threshold Amount	Schedule III, Section 1.2(a)
[*]	Schedule III, Section 1.2(f)(i)
[*]	Schedule III, Section 1.2(f)(i)
[*]	Schedule III, Section 1.2(f)(i)
SELECTED REAGENT PRICE	Schedule IV
[*]	Schedule IV
GRANT-BACK INVENTIONS AND DATA	12.4.3
ENZON	Recitals
CROSS-LICENSE AGREEMENT	Recitals
ENZON AFFILIATES	1.15
GAAP	1.32
CMO	1.52
COMPANY'S SAFETY STOCK	3.6.4
2.
Licenses

2.1
License to COMPANY.    Subject to the terms and conditions of this AGREEMENT, on the EFFECTIVE DATE, NEKTAR AL grants to COMPANY a non-exclusive, worldwide, royalty-bearing license, with the right to grant and authorize sublicenses as provided in Sections 2.5 and 2.6, under NEKTAR AL'S

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    interest in the LICENSED NEKTAR AL TECHNOLOGY solely to develop, make, have made, use, sell, offer for sale or import the SELECTED PRODUCT.

  2.2
  Sublicense to COMPANY.    Subject to the terms and conditions of this AGREEMENT, including without limitation the limitations set forth in Section 2.3, on the EFFECTIVE DATE, NEKTAR AL grants to COMPANY a non-exclusive, worldwide, royalty-bearing sublicense, with the right to grant sublicenses as provided in Sections 2.5 and 2.6, under those rights NEKTAR AL has to the ENZON LICENSED PATENTS, solely to develop, make, have made, use, sell, offer for sale and import the SELECTED PRODUCT.

  2.3
  Limitations on Sublicense.    COMPANY acknowledges and agrees that the sublicense granted under Section 2.2 is subject to the following limitations:

  (a)
  Such sublicense shall not be granted if the SELECTED REAGENT [*] the THERAPEUTIC AGENT contained in the SELECTED PRODUCT [*];

  (b)
  The grant of such sublicense shall not release COMPANY from a then-existing license or agreement with ENZON or supersede any such agreement;

  (c)
  The grant of such sublicense shall not have retroactive effect or otherwise release COMPANY from any claims of infringement of the ENZON LICENSED PATENTS based on conduct prior to the EFFECTIVE DATE;

  (d)
  COMPANY shall place appropriate PATENT and/or PATENT pending markings for the NEKTAR AL LICENSED PATENTS and the ENZON LICENSED PATENTS on the SELECTED PRODUCT, or if such marking cannot be affixed to the SELECTED PRODUCT itself, on the packaging for such SELECTED PRODUCT, the content, form, size, location and language to be in accordance with the LAWS and practices of the country where such markings are required, in each case to the extent commercially reasonable;

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    (e)
    COMPANY shall have no enforcement rights with respect to the ENZON LICENSED PATENTS; and

    (f)
    Such sublicense shall terminate if NEKTAR AL'S rights to the ENZON LICENSED PATENTS with respect to the SELECTED PRODUCT pursuant to the CROSS-LICENSE AGREEMENT terminates for any reason.

  2.4
  Term of Sublicense.    Unless earlier terminated under this AGREEMENT, the sublicense granted under Section 2.2 shall remain in effect on a country-by-country basis until the longer of (a) the tenth (10th) anniversary of the FIRST COMMERCIAL SALE of the SELECTED PRODUCT in the particular country, or (b) the expiration of the last-to-expire VALID ENZON PATENT CLAIM of the applicable ENZON LICENSED PATENTS encompassing the composition, manufacture, or use of the SELECTED PRODUCT in such country.

  2.5
  Sublicenses.    COMPANY may not grant sub-licenses under the license and sub-license granted in Article 2 hereof, nor may COMPANY contract with a THIRD PARTY for the manufacture of the SELECTED PRODUCT, if at the time such sublicense is granted or such contract is entered into, the SUBLICENSEE or THIRD PARTY is a competitor of NEKTAR AL. A competitor of NEKTAR AL shall mean any THIRD PARTY who is in the business of [*]. The PARTIES further agree that as of the EFFECTIVE DATE, the CMOS listed in Schedule X hereto, together with any additional entities proposed by COMPANY and approved by NEKTAR AL (which approval will not be unreasonably withheld), are not competitors of NEKTAR AL. COMPANY shall provide NEKTAR AL with a redacted copy of any agreement with a SUBLICENSEE or THIRD PARTY contract manufacturer of the SELECTED PRODUCT promptly following its execution, to the extent reasonably necessary for NEKTAR AL to confirm compliance with this AGREEMENT. The foregoing limitations shall not apply with respect to NEKTAR AL'S selection of a CONTRACT MANUFACTURER in the event of a FAILURE under Section 3.6.1. For clarity, it is understood that this

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    Section 2.5 shall not apply to sublicenses granted pursuant to the license granted to COMPANY under Section 12.4.3 below.

  2.6
  Terms of Sub-license.    The terms of each sub-license shall provide that the SUBLICENSEE shall be subordinate to the terms and conditions of this AGREEMENT; provided, however, that:

  2.6.1
  All royalties or other amounts due to NEKTAR AL with respect to such SUBLICENSEE'S development and commercialization of the SELECTED PRODUCT shall be collected by COMPANY and transmitted to NEKTAR AL as specified in Section 7.4;

  2.6.2
  COMPANY'S grant of any sub-license shall not relieve COMPANY from any of its obligations under this AGREEMENT; and

  2.6.3
  COMPANY shall terminate a sub-license agreement, in accordance with its terms, in the event a SUBLICENSEE breaches any of the terms or conditions of such sub-license agreement to the extent such breach would constitute a breach of this AGREEMENT, unless COMPANY itself elects to cure such breach on behalf of the SUBLICENSEE. COMPANY'S failure to so cure or so terminate a sub-license agreement shall be deemed a breach of a material obligation of this AGREEMENT by COMPANY and subject to the provisions of Section 14.2 (i.e., COMPANY shall be given notice and an opportunity to correct such breach as provided for in 4rbtion 14.2).

  2.7
  No Implied Rights or Licenses.

  2.7.1
  Neither PARTY grants to the other any rights or licenses, including without limitation to any NEKTAR AL PATENT RIGHTS, ENZON LICENSED PATENTS, NEKTAR AL KNOW-HOW or other intellectual property rights, whether by implication, estoppel or otherwise, except to the extent expressly provided for under this AGREEMENT. Other

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

      than as expressly provided for herein, COMPANY may not develop, make, have made, use, sell, offer for sale or import the SELECTED REAGENT, nor may COMPANY copy, distribute, reverse engineer (by way of example but not limitation, by [*], [*] or [*]), sell, lease, license or otherwise transfer, modify or create derivatives of the SELECTED REAGENT. For purposes of clarity, it is understood that to "modify or create derivatives" shall mean [*]. The foregoing two sentences shall not apply with respect to quantities of SELECTED REAGENT purchased from a NEKTAR AL catalog outside of this AGREEMENT.

    2.7.2
    Notwithstanding the foregoing, it is understood that COMPANY shall be free to conduct any testing and characterization of SELECTED PRODUCT [*] of [*] of [*], including without limitation, [*] of the [*] in which the SELECTED PRODUCT was [*] (where said [*] may [*] and/or [*]), that is reasonably necessary for COMPANY or its SUBLICENSEES to obtain MARKETING AUTHORIZATION in a jurisdiction, even if such [*] necessarily includes the [*] of [*]. It is further understood that COMPANY shall be free to conduct any [*] of the SELECTED REAGENT reasonably necessary [*].

  2.8
  License to NEKTAR AL.    On the EFFECTIVE DATE, COMPANY grants to NEKTAR AL a non-exclusive, worldwide, royalty-free license, with the right to grant sublicenses, under COMPANY KNOW-HOW and COMPANY PATENT RIGHTS only to the extent useful or necessary for NEKTAR AL to fulfill its obligations under this AGREEMENT.

3.
Manufacture and Supply of the SELECTED REAGENT

3.1
Exclusivity.    NEKTAR AL shall manufacture and supply and COMPANY shall purchase from NEKTAR AL, one hundred percent (100%) of COMPANY'S and COMPANY'S SUBLICENSEES' requirements of the SELECTED REAGENT, for

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    the sole purpose of manufacturing the SELECTED PRODUCT pursuant to the license and sublicense granted in Article 2, subject only to Section 3.6.

  3.2
  Pre-Commercial Supply.    No later than sixty (60) days after the EFFECTIVE DATE, the MANAGING COMMITTEE (as defined in Section 3.7 below) shall meet and agree in writing upon the initial amounts and timing for purchase by COMPANY of the SELECTED REAGENT for production of the SELECTED PRODUCT by COMPANY for the initial phase of research, pre-clinical development, clinical development and other activities prior to FIRST COMMERCIAL SALE of the SELECTED PRODUCT, and will negotiate such matters in good faith with a goal toward facilitating the development and commercialization of the SELECTED PRODUCT. Thereafter the MANAGING COMMITTEE shall meet monthly via telephone to discuss supply issues and establish the amounts and timing of COMPANY'S purchases of the SELECTED REAGENT as necessary. Until the details of such agreement are completed, upon receipt of purchase orders from COMPANY, NEKTAR AL agrees to supply to COMPANY cumulative quantities of up to [*], at delivery dates reasonably agreeable to NEKTAR AL, of the SELECTED REAGENT as requested, provided that such purchase orders allow at least ninety (90) days before the requested delivery date.

  3.3
  Minimum Purchases and Rolling Forecast for Commercial Supply.    The launch forecast described in Schedule Ill, which shall be established by the MANAGING COMMITTEE in writing no later than the date on which the FDA, EMEA or chosen Health Authority ("HA") (whichever is earlier) accepts for review COMPANY'S United States New or Abbreviated Drug Application ("NDA" or "ANDA"), appropriate European equivalent application, or chosen HA equivalent application for the SELECTED PRODUCT, shall set forth the minimum purchase requirements of COMPANY for the SELECTED REAGENT for the two (2) calendar quarters immediately following the first grant of MARKETING AUTHORIZATION. For clarity it is acknowledged and agreed that unless otherwise requested by COMPANY in writing, NEKTAR AL shall not ship to COMPANY, and COMPANY

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    shall not have any obligation to pay for or accept receipt of, the quantities of SELECTED REAGENT set forth in Schedule III, prior to COMPANY'S receipt of MARKETING AUTHORIZATION for the SELECTED PRODUCT; provided, however, it is understood and agreed that COMPANY shall pay for any and all quantities of SELECTED REAGENT that COMPANY or its SUBLICENSEE orders under this AGREEMENT in accordance with the payment terms hereof. Notwithstanding Section 7.4, payment for such quantities shall be due thirty (30) days after the DELIVERY DATE if such quantities are available for delivery, even if COMPANY does not want NEKTAR AL to ship such quantities of SELECTED REAGENT until after COMPANY'S or its SUBLICENSEE'S receipt of MARKETING AUTHORIZATION for the SELECTED PRODUCT. COMPANY shall, at least sixty (60) days prior to the commencement of the third and each successive calendar quarter following the first grant of MARKETING AUTHORIZATION, furnish NEKTAR AL with a rolling forecast of its requirements of the SELECTED REAGENT during the forthcoming four (4) calendar quarters, with the required quantities for the first two (2) calendar quarters of such forecast constituting a binding order for supply of the SELECTED REAGENT, and the forecast for the remaining two (2) calendar quarters to be an estimate only. Notwithstanding the foregoing, NEKTAR AL shall only be bound to supply up to [*] of the initial forecast covering any calendar quarter. In the event that the binding order portion of COMPANY'S forecast for a given calendar quarter exceeds [*] of the initial forecast for such calendar quarter, then the PARTIES shall meet in good faith to discuss how and whether NEKTAR AL can meet the revised forecast. In no event shall COMPANY purchase in any given calendar quarter less than [*] of the initial forecast under this Section 3.3 for any calendar quarter. Any and all forecasts provided by COMPANY to NEKTAR AL under this AGREEMENT shall be sent to Director, Alliance Management.

  3.4
  Purchase Orders.    COMPANY shall order the SELECTED REAGENT from NEKTAR AL by means of a standard COMPANY purchase order and NEKTAR AL shall have SELECTED REAGENT shipped pursuant to its standard shipping

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    procedures and documentation; provided, however, that all terms and conditions for any orders of the SELECTED REAGENT other than quantity and delivery dates shall be governed exclusively by the terms of this AGREEMENT. COMPANY shall, at least sixty (60) days prior to the commencement of the second and each successive calendar quarter following the grant of the license and sublicense pursuant to Article 2, provide NEKTAR AL with a written purchase order for amounts of the SELECTED REAGENT to be provided during such calendar quarter. Any such purchase order shall be sent to the attention of NEKTAR AL'S Sales Manager. Such COMPANY purchase order shall specify the quantity and requested delivery date of the SELECTED REAGENT, as well as the site to which the SELECTED REAGENT is to be shipped. However, if the purchase order or the standard shipping documents are in addition to or conflict with the terms and conditions of this AGREEMENT, only the terms and conditions of this AGREEMENT shall govern. Any such additional or inconsistent terms in such purchase order or shipping documents are hereby expressly rejected. The PARTIES acknowledge that, because of the limited shelf-life of the SELECTED REAGENT, COMPANY will not be able to maintain adequate safety stock of the SELECTED REAGENT; accordingly, upon request by COMPANY, the PARTIES shall cooperate in good faith to establish contingency plans, or other measures, to provide the type of protection as a safety stock would provide. Such measures could include, for example, improving stability of SELECTED REAGENT or the penultimate intermediate thereof.

  3.5
  Fulfillment.

  3.5.1
  To the extent that any orders for the SELECTED REAGENT do not exceed [*] of COMPANY'S initial forecast for a given calendar quarter, and to the extent forecasts and purchase orders are submitted as provided hereunder, NEKTAR AL shall fulfill these orders as follows: each of COMPANY'S purchase orders will specify a date by which COMPANY desires that the ordered quantity of

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

      SELECTED REAGENT be shipped; upon NEKTAR AL'S written acceptance of such purchase order, the requested delivery or other delivery date as may be agreed by the PARTIES in writing will be deemed the "DELIVERY DATE" for such order. NEKTAR AL shall use commercially reasonable efforts to ship each such order by the DELIVERY DATE; provided, however, NEKTAR AL will not be obligated to accept a requested DELIVERY DATE for an order that is less than five (5) months after the date such order is placed. For clarity it is acknowledged and agreed that NEKTAR AL shall not ship to COMPANY (unless otherwise agreed) quantities of SELECTED REAGENT to be delivered to COMPANY prior to the requested delivery date for such quantities specified in COMPANY'S corresponding purchase order. At the time of such delivery, NEKTAR AL shall provide COMPANY with a certificate of analysis or "COA" (as further specified in Section 5.1 below and a copy of which is attached to this AGREEMENT as Schedule II) for the supplied quantities of SELECTED REAGENT conforming to the SPECIFICATIONS. If NEKTAR AL cannot fulfill an order within five (5) months after the date an order is placed (or if the order has been accepted, by the applicable DELIVERY DATE), then NEKTAR AL shall promptly (but in no case later than five (5) business days after becoming aware of an event of force majeure or any other event that would render NEKTAR AL unable to fulfill an order that it is required to supply hereunder) so notify COMPANY in writing.

    3.5.2
    In the event that NEKTAR AL is unable to supply worldwide requirements of SELECTED REAGENT due to force majeure or otherwise, NEKTAR AL shall use commercially reasonable efforts to produce or procure as much SELECTED REAGENT as possible and shall allocate the quantities of SELECTED REAGENT that NEKTAR AL has in inventory, and that NEKTAR AL is able to produce or

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

      procure, so that, subject to NEKTAR AL'S obligations (which obligations were in existence as of the time the shortage arose) to THIRD PARTIES who have dedicated manufacturing facilities or reserved capacity for the manufacture of REAGENTS, COMPANY receives at least its proportional share of such supplies of SELECTED REAGENT as determined based on COMPANY'S reasonably projected requirements and the reasonably projected requirements from NEKTAR AL'S other customers. Subject to the foregoing, with respect to the supply of the SELECTED REAGENT hereunder, NEKTAR AL shall treat COMPANY no less favorably, from the standpoint of NEKTAR AL'S scheduling of its multi-use equipment and facilities for the manufacture of REAGENTS, than NEKTAR AL'S other customers. At any time during the TERM, COMPANY shall have the right to request NEKTAR AL to reserve a certain amount of capacity for the production of SELECTED REAGENT for COMPANY. In such event, the PARTIES will in good faith negotiate a formal written amendment to this AGREEMENT which would provide, among other things, that NEKTAR AL would reserve such capacity for COMPANY at COMPANY'S expense, but that NEKTAR AL would charge COMPANY for such reserved capacity no more than NEKTAR AL would charge its other customers to build or maintain reserved capacity, which customers have similar requirements with respect to the SELECTED REAGENT, or if there are then no other customers for the SELECTED REAGENT, on commercially reasonable terms. Moreover, COMPANY would have the right to have an independent THIRD PARTY reasonably acceptable to NEKTAR AL, examine NEKTAR AL'S books and records (no more than once per year, on reasonable advance notice, during regular business hours and under conditions of confidentiality) to verify same.

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

  3.6
  Failure to Supply.

  3.6.1
  If NEKTAR AL (1) cannot supply [*] conforming SELECTED REAGENT ordered by COMPANY pursuant to Section 3.4 that is within the limits set forth in Section 3.3 in any calendar quarter by the DELIVERY DATE for such shipment as provided in Section 3.5.1, and NEKTAR AL does not cure the deficiency within ninety (90) days after NEKTAR AL notifies COMPANY in writing that all or a portion of the SELECTED REAGENT [*] delivered by the DELIVERY DATE, or (ii) NEKTAR AL delivers within a two (2) year period [*] SELECTED REAGENT that [*] (as determined in accordance with [*] below), then NEKTAR AL shall be considered as having failed to manufacture and to sell to COMPANY the relevant portion of the shipment of the SELECTED REAGENT that NEKTAR AL failed to supply (a "FAILURE").

  3.6.2
  NEKTAR AL shall, subject to this Section 3.6, work with COMPANY in good faith and select a THIRD PARTY contract manufacturer (the "CONTRACT MANUFACTURER") reasonably acceptable to COMPANY to make the relevant portion of the SELECTED REAGENT that NEKTAR AL failed to supply for the duration of such FAILURE. Notwithstanding the foregoing, NEKTAR AL agrees to authorize for supply to COMPANY in the event of a FAILURE any manufacturer that NEKTAR AL has authorized to produce or supply a REAGENT for or to another customer of NEKTAR AL, and shall cooperate fully with COMPANY to obtain the needed supplies from such manufacturer.

  3.6.3
  If a FAILURE occurs other than as a result of an event of force majeure (as described more fully in Section 18.1), NEKTAR AL shall bear any costs associated with transferring NEKTAR AL KNOW-HOW to such CONTRACT MANUFACTURER to enable it to manufacture and supply the SELECTED REAGENT in the event of a FAILURE. If a FAILURE occurs as a result of an event of force majeure,

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

      COMPANY shall bear any costs associated with transferring NEKTAR AL KNOW-HOW to such CONTRACT MANUFACTURER to enable it to manufacture and supply the SELECTED REAGENT in the event of a FAILURE. In the event of a FAILURE due to force majeure, COMPANY shall pay for SELECTED REAGENT manufactured and supplied by CONTRACT MANUFACTURER at the price charged by CONTRACT MANUFACTURER for the manufacture and supply of SELECTED REAGENT, even if such price is higher than the price that was being charged by NEKTAR AL under this AGREEMENT for the SELECTED REAGENT at the time such FAILURE occurred.

    3.6.4
    This Section 3.6.4 shall apply only if a FAILURE occurs other than as a result of an event of force majeure (as described more fully in Section 18.1). In addition to the remedies provided for in Sections 3.6.2 and 3.6.3, as soon as practicable, and in any event within twelve (12) months after NEKTAR AL resumes the manufacture and supply of the SELECTED REAGENT to COMPANY after an event of FAILURE, NEKTAR AL shall manufacture and supply to COMPANY, after an event of FAILURE, NEKTAR AL shall manufacture and supply to COMPANY, [*], the SELECTED REAGENT in quantities that are sufficient to replenish COMPANY'S SAFETY STOCK of the SELECTED REAGENT to the same level that existed immediately prior to the commencement of the FAILURE, but only to the extent any of COMPANY'S SAFETY STOCK was used by COMPANY during the period of FAILURE to make or have made the SELECTED PRODUCT. For the purposes hereof, COMPANY'S SAFETY STOCK means the quantity of SELECTED REAGENT that COMPANY has purchased from NEKTAR AL in order to assure continuity of supply of the SELECTED REAGENT in the event of a FAILURE. The quantity of SELECTED REAGENT that will constitute COMPANY'S SAFETY STOCK shall be established by COMPANY in accordance with its normal practice, but in no event shall it be less than the amount required by the FDA.

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

      Additionally, NEKTAR AL agrees to set aside and store at its facility, [*], [*] of methoxy(polyethylene glycol [*]) ("mPEG[*]") for use in the production of SELECTED REAGENT for supply to COMPANY in the event of a FAILURE, shortage of SELECTED REAGENT, or NEKTAR AL is otherwise unable to deliver the quantities of the SELECTED REAGENT by the applicable DELIVERY DATE. NEKTAR AL agrees to replace such stored quantities of mPEG[*] with fresh quantities of mPEG[*] on an annual basis.

    3.6.5
    Except as expressly provided otherwise in this AGREEMENT, NEKTAR AL'S sole liability and COMPANY'S sole remedy for any FAILURE shall be limited to the remedies described in this Section 3.6 and Section 3.5.2 above.

  3.7
  Managing Committee.    Within thirty (30) days after the EFFECTIVE DATE, in order for the PARTIES to plan and manage the manufacturing and supply activities to be performed under this AGREEMENT and to facilitate communication between the PARTIES during the TERM, the PARTIES shall appoint a MANAGING COMMITTEE consisting of two (2) representatives from each of NEKTAR AL and COMPANY. The initial representatives are listed in Schedule V. Each PARTY may replace its representatives on the MANAGING COMMITTEE by prior written notice to the other PARTY. The MANAGING COMMITTEE shall be responsible for discussing in good faith and agreeing on issues relating to forecasting, capacity, contingency planning, and designation of the independent scientific and technical expert as provided for in Section 5.5.2 (collectively, the "MANAGING COMMITTEE ISSUES"). The MANAGING COMMITTEE ISSUES will be discussed and agreed between the parties only by members of the MANAGING COMMITTEE. Notwithstanding the foregoing, the MANAGING COMMITTEE shall have no right or power to amend the terms of this AGREEMENT or waive rights or obligations of the PARTIES hereunder. The MANAGING COMMITTEE shall meet at such times and places, in person or by

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    telephone conferencing or other electronic communication, as provided for in this AGREEMENT and as it shall determine to carry out its responsibilities. The MANAGING COMMITTEE shall operate by consensus with representatives of NEKTAR AL having one (1) collective vote and representatives of COMPANY having one (1) collective vote. If a dispute arises regarding matters within the scope of responsibilities of the MANAGING COMMITTEE, and the MANAGING COMMITTEE fails to reach a consensus on its resolution within thirty (30) days of when the dispute was presented to the MANAGING COMMITTEE, then the dispute shall be referred to the senior management representatives of each PARTY.

  3.8
  Services Agreement.    In the event that COMPANY desires to engage NEKTAR AL for services beyond those otherwise provided for in this AGREEMENT, which services are not otherwise provided for in this AGREEMENT, including without limitation, to assist COMPANY by way of developing or providing any methods or data relating to the SELECTED REAGENT or establishing the process to PEGYLATE the THERAPEUTIC AGENT with the SELECTED REAGENT, including but not necessarily limited, to providing assistance with regulatory requirements and manufacturing techniques, (collectively, "TECHNICAL SERVICES"), then, to the extent such TECHNICAL SERVICES are not otherwise provided for under this AGREEMENT, the PARTIES shall, at COMPANY'S request, enter into a separate SERVICES AGREEMENT with COMPANY, the key terms of which are specified below and in Schedule VIII, to provide TECHNICAL SERVICES requested by COMPANY, which TECHNICAL SERVICES shall be set forth in written work orders to be agreed upon by the PARTIES. All such TECHNICAL SERVICES shall be charged to COMPANY at NEKTAR AL'S then-current reasonable and customary rates to perform such services, and shall be subject to the terms set forth in Schedule VIII. Both PARTIES agree that they will endeavor to refrain from discussing any of the non-MANAGING COMMITTEE ISSUES, prior to entering into the SERVICES AGREEMENT, and thereafter will constrain their discussion solely to matters directly arising from the performance of the work plan(s) agreed upon under the

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    SERVICES AGREEMENT. Notwithstanding the foregoing, it is understood and agreed by the PARTIES that the terms set forth in Sections 12.4, 12.5 and Schedule VIII, including without limitation, those provisions relating to intellectual property, shall not apply unless and until the PARTIES enter into the SERVICES AGREEMENT.

4.
SPECIFICATIONS and Manufacturing Warranty for SELECTED REAGENT

4.1
SPECIFICATIONS.    The SPECIFICATIONS for the SELECTED REAGENT to be supplied pursuant to Article 3 are set forth in Schedule II. Any modifications of the SPECIFICATIONS shall require prior written approval of COMPANY and NEKTAR AL, not to be unreasonably withheld, it being understood and agreed that if COMPANY requests any changes to the SPECIFICATIONS, Section 3.8 will apply and a SERVICES AGREEMENT will be required unless such requested changes do not result in the disclosure of NEKTAR AL CORE TECHNOLOGY or other material NEKTAR AL CONFIDENTIAL INFORMATION to COMPANY. In any event, COMPANY agrees to reimburse NEKTAR AL for its reasonable costs associated with implementing such requested changes.

4.2
Warranty.    NEKTAR AL warrants that (a) the SELECTED REAGENT shall be manufactured in compliance with: (i) the quality standards and testing methods of NEKTAR AL for the SELECTED REAGENT; and (ii) those cGMPs and other LAWS, in each case to the extent applicable to the manufacture, storage and distribution of REAGENTS; (b) the SELECTED REAGENT shall, upon release for delivery pursuant to Section 7.3, [*] thirty-nine (39) weeks (or [*] of the SELECTED REAGENT is [*] twelve (12) months, [*] thirteen (13) weeks) remaining before it expires; and (c) the SELECTED REAGENT will not be adulterated or misbranded by NEKTAR AL within the meaning of the Federal Food, Drug and Cosmetic Act (FFDCA). Notwithstanding anything to the contrary in this AGREEMENT, NEKTAR AL'S sole liability and COMPANY'S sole remedy for breach of the foregoing warranty shall be limited to the actions and procedures required in Sections 5.3, 5.4 and 5.5 of Article 5 below.

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

  4.3
  Disclaimer of Warranty.    Except as provided in Section 4.2 and 10.1, NEKTAR AL PROVIDES NO WARRANTIES, EXPRESS OR IMPLIED, REGARDING ANY NEKTAR REAGENT, THE SELECTED PRODUCT, ENZON LICENSED PATENTS, OR LICENSED NEKTAR AL TECHNOLOGY, AND HEREBY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND FREEDOM FROM INFRINGEMENT OF THIRD PARTY RIGHTS.

5.
Quality and Complaints

5.1
Quality Control.    Prior to each shipment of the SELECTED REAGENT, NEKTAR AL shall perform quality control procedures and inspections to verify that the SELECTED REAGENT to be shipped conform fully with the SPECIFICATIONS. Each shipment of SELECTED REAGENT shall be accompanied by a COA describing all current requirements of the SPECIFICATIONS and such other information as may be agreed upon by the PARTIES in writing, provided that in no event shall such COA contain less information than that certain certificate of analysis attached hereto as Schedule II or that is otherwise reasonably necessary to comply with requirements of the FDA or HAS of other MAJOR MARKET COUNTRIES. Additionally, NEKTAR AL agrees that the COA supplied by NEKTAR AL to COMPANY shall be at least as comprehensive as the COA that NEKTAR AL provides to those of its customers purchasing the SELECTED REAGENT for use in approved pharmaceutical products. A copy of the COA for a particular shipment will be transmitted to COMPANY by facsimile.

5.2
Analysis.    Promptly after arrival of a shipment of the SELECTED REAGENT at COMPANY or COMPANY'S designated site, COMPANY or its designee shall analyze the SELECTED REAGENT. Upon request by COMPANY from time to time, NEKTAR AL agrees to retest previously delivered quantities of the SELECTED REAGENT (for example, to requalify the SELECTED REAGENT), and provide an accompanying COA, at NEKTAR AL'S reasonable and customary labor rates.

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

  5.3
  Complaints.    COMPANY shall notify NEKTAR AL in writing if COMPANY or COMPANY'S designee believes that a shipment of the SELECTED REAGENT does not comply with the warranty in Section 4.2 within thirty (30) days after COMPANY'S or COMPANY'S designee's receipt of the relevant shipment of the SELECTED REAGENT, and shall include full details of the basis for COMPANY'S assertion of such noncompliance (including supporting data) for purposes of consideration and verification by NEKTAR AL. If no such written notice of noncompliance is received by NEKTAR AL within the above thirty (30) day period, COMPANY shall be deemed to have accepted the applicable shipment of the SELECTED REAGENT, which shall thereafter conclusively be presumed to be without defect and to meet all SPECIFICATIONS and warranties hereunder, except as provided in Section 5.4 below.

  5.4
  [*]. As soon as either PARTY becomes aware of a [*] in any shipment of SELECTED REAGENT, but in any case within thirty (30) days of learning of such [*], it shall immediately notify the other PARTY, and such SELECTED REAGENT shall be deemed rejected as of the date of such notice, subject to the provisions of Section 5.5 below. For purposes of this Section 5.4, "[*]" means a failure of the SELECTED REAGENT to conform to the SPECIFICATIONS or applicable warranties set forth in Section 4.2, which non-conformities are not discoverable upon reasonable and customary physical inspection and incoming quality assurance testing provided such physical inspection and incoming quality assurance testing are carried out by COMPANY or COMPANY'S designee within thirty (30) days after COMPANY'S or COMPANY'S designee's receipt of the relevant shipment of the SELECTED REAGENT. Notwithstanding the foregoing, NEKTAR AL'S sole liability and COMPANY'S sole remedy for any [*] shall be limited to the actions and procedures required in Sections 5.3, 5.4 and 5.5 of this Article 5.

CONFIDENTIAL
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  5.5
  Complaints Procedure.    If NEKTAR AL receives a notice of noncompliance under Section 5.3 or 5.4, the following procedures shall apply:

  5.5.1
  If NEKTAR AL accepts the details submitted by COMPANY as to the non-compliance of the SELECTED REAGENT, NEKTAR AL shall supply COMPANY an amount of the SELECTED REAGENT equal to that which was allegedly noncompliant from the relevant shipment at no additional cost to COMPANY, within a timeframe that has been mutually agreed to by both PARTIES in writing (but in no event later than ninety (90) days provided NEKTAR AL has exercised reasonable commercial efforts to supply such replacement quantity of SELECTED REAGENT within a shorter timeframe), such acceptance not to be unreasonably withheld or delayed.

  5.5.2
  No later than sixty (60) days after the EFFECTIVE DATE, the MANAGING COMMITTEE shall meet and in good faith designate in writing an independent scientific and technical expert for the purposes of this Section 5.5.2. If NEKTAR AL does not accept the details submitted by COMPANY as to the non-compliance of the SELECTED REAGENT, then within thirty (30) days from the date on which the details of COMPANY'S complaint are received by NEKTAR AL, NEKTAR AL shall instruct the independent scientific and technical expert to independently review the details supporting COMPANY'S assertion of non-compliance. The findings of the expert shall be final and conclusively binding on the PARTIES as to whether the SELECTED REAGENT complies with the warranty in Section 4.2. If the expert holds that the SELECTED REAGENT is noncompliant, then all the fees of the expert and the laboratory (if any laboratory is used for testing or analysis) shall be paid by NEKTAR AL, and COMPANY shall have no obligation to pay for the quantities of noncompliant SELECTED REAGENT, but shall be responsible for payment for

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

      replacement quantities that conform to the warranty set forth in Section 4.2 within thirty (30) days after COMPANY'S receipt of such replacement shipment. On the other hand, if the expert confirms that the shipment did comply with the requirements of Section 4.2, then (i) all of the fees of the laboratory and the expert shall be paid by COMPANY, (ii) COMPANY shall promptly pay for any replacement quantities shipped by NEKTAR AL in addition to the original quantities shipped, and (iii) COMPANY shall be considered to have finally and completely accepted such allegedly noncompliant shipment of the SELECTED REAGENT.

  5.6
  Fees for Manufacturing and Supply of the SELECTED REAGENT.

  5.6.1
  During the TERM hereof, COMPANY shall pay to NEKTAR AL for the supply of the quantities of SELECTED REAGENT the DOLLAR per unit price of SELECTED REAGENT as set forth in Schedule IV.

  5.6.2
  In addition to the amounts due and owing under Section 5.6.1 above, COMPANY shall also pay to NEKTAR AL any out-of-pocket costs incurred by NEKTAR AL in generating and providing information and documents regarding SELECTED REAGENT or its manufacturing process pursuant to any governmental or regulatory agency requests for such information, provided in each case that COMPANY has requested and approved such services in advance in writing. COMPANY will also reimburse NEKTAR AL for NEKTAR AL'S reasonable pre-approved expenses incurred in accordance with COMPANY'S- customary travel policy in connection with travel at COMPANY'S written request. Such reimbursement shall be made within thirty (30) days after the date of NEKTAR AL'S invoice therefor.

  5.7
  Manufacturing Changes.    NEKTAR AL will provide written notice to COMPANY of any material or significant changes to raw materials (or suppliers thereof),

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    processes, equipment, facilities, tests or any other item used in the manufacturing or processing activities to be performed by NEKTAR AL hereunder if such alterations (i) would require regulatory approval from an HA, or (ii) would involve a change in the route of synthesis of the SELECTED REAGENT, the reagents used in the synthesis of the SELECTED REAGENT, or changes in the reaction conditions that would produce a different impurity profile, or (iii) would cause a delay in obtaining MARKETING AUTHORIZATION, in a MAJOR MARKET COUNTRY, and in each case such alteration shall be made only with the consent of COMPANY (not to be withheld unreasonably).

6.
Milestones; Royalty Payments; Royalty Reports

6.1
Milestone Payments.    The PARTIES agree that in partial consideration for the rights granted to COMPANY pursuant to Article 2 of this AGREEMENT, COMPANY shall pay to NEKTAR AL milestone payments in accordance with and at the times provided in Schedule Ill herein. Except to the extent expressly provided for in Schedule all milestone payments shall be non-refundable and non-creditable, and in addition to any royalty or other payments due under this AGREEMENT.

6.2
Royalties.    In partial consideration for the rights granted to COMPANY pursuant to Article 2 of this AGREEMENT, COMPANY shall pay NEKTAR AL royalties as set forth in Section 6.2.1 - 6.2.6 below during the ROYALTY TERM. The royalties set forth in Section 6.2.1 - 6.2.6 below include the royalties that are due and owing by NEKTAR AL to ENZON under the CROSS-LICENSE AGREEMENT. It is agreed that in the event the manufacture, use or sale of the SELECTED PRODUCT in a particular country is not covered by a VALID ENZON PATENT CLAIM then licensed to COMPANY hereunder, the PATENT ROYALTY to be paid by COMPANY to NEKTAR AL under this Section 6.2 for NET SALES of SELECTED PRODUCT in such country shall be reduced by [*]. It is further agreed that in the event the only VALID CLAIM covering the manufacture, use or sale of the SELECTED PRODUCT in a particular country is a VALID CLAIM of a

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    PATENT within the NEKTAR AL PATENT RIGHTS which is a GRANT-BACK INVENTION pursuant to Section 12.4.3 and which contains as a named inventor an employee of COMPANY (and/or a THIRD PARTY under authority of COMPANY), then the PATENT ROYALTY otherwise owing under this Article 6 for NET SALES of SELECTED PRODUCT in such country shall be reduced [*]. Notwithstanding the foregoing, the KNOW HOW ROYALTY to be paid by COMPANY to NEKTAR AL under this Section 6.2 for NET SALES of SELECTED PRODUCT in such country shall remain unchanged.

    6.2.1
    PATENT ROYALTY.    COMPANY shall pay to NEKTAR AL a PATENT ROYALTY under this Section 6.2 on aggregate NET SALES of SELECTED PRODUCT in each country where the manufacture, use or sale of SELECTED PRODUCT is covered by a VALID PATENT CLAIM.

    6.2.2
    KNOW-HOW ROYALTY.    COMPANY shall pay to NEKTAR AL a KNOW HOW ROYALTY under this Section 6.2 on aggregate NET SALES of SELECTED PRODUCT in each country regardless of whether a PATENT ROYALTY is also due, if the manufacture, use or sale of SELECTED PRODUCT includes or uses NEKTAR AL KNOW-HOW.

    6.2.3
    During each calendar year during which the aggregate worldwide NET SALES of SELECTED PRODUCT are less than [*] DOLLARS ($[*]), the KNOW HOW ROYALTY under Section 6.2.2 shall equal [*] of NET SALES of SELECTED PRODUCT. In addition, with respect to SELECTED PRODUCT sold in countries where the manufacture, use or sale of SELECTED PRODUCT is covered by a VALID PATENT CLAIM, COMPANY shall also pay to NEKTAR AL a PATENT ROYALTY of [*] of NET SALES of SELECTED PRODUCT sold in such countries, such that in all countries where the manufacture, use or sale of SELECTED PRODUCT is covered by a VALID PATENT CLAIM,

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

      COMPANY shall pay to NEKTAR AL a total royalty of [*] of NET SALES of SELECTED PRODUCT.

    6.2.4
    During each calendar year during which the aggregate worldwide NET SALES of SELECTED PRODUCT are between [*] DOLLARS ($[*]) and [*] DOLLARS ($[*]), the KNOW HOW ROYALTY under Section 6.2.2 shall equal [*] of NET SALES of SELECTED PRODUCT. In addition, with respect to SELECTED PRODUCT sold in countries where the manufacture, use or sale of SELECTED PRODUCT is covered by a VALID PATENT CLAIM, COMPANY shall also pay to NEKTAR AL a PATENT ROYALTY of [*] of NET SALES of SELECTED PRODUCT sold in such countries, such that in all countries where the manufacture, use or sale of SELECTED PRODUCT is covered by a VALID PATENT CLAIM, COMPANY shall pay to NEKTAR AL a total royalty of [*] of NET SALES of SELECTED PRODUCT.

    6.2.5
    During each calendar year during which the aggregate worldwide NET SALES of SELECTED PRODUCT are [*] DOLLARS ($[*]) and above, the KNOW HOW ROYALTY under Section 6.2.2 shall equal [*] of NET SALES of SELECTED PRODUCT. In addition, with respect to SELECTED PRODUCT sold in countries where the manufacture, use or sale of SELECTED PRODUCT is covered by a VALID PATENT CLAIM, COMPANY shall also pay to NEKTAR AL a PATENT ROYALTY of [*] of NET SALES of SELECTED PRODUCT sold in such countries, such that in all countries where the manufacture, use or sale of SELECTED PRODUCT is covered by a VALID PATENT CLAIM, COMPANY shall pay to NEKTAR AL a total royalty of [*] of NET SALES of SELECTED PRODUCT.

    6.2.6
    It is understood that the royalty rates specified under the subsection above that is applicable (i.e., Section 6.2.3, 6.2.4 or 6.2.5) shall apply to all NET SALES during said calendar year (i.e., not just to the

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

      incremental amount of NET SALES above the specified NET SALES level). By way of example but not limitation, if in any calendar year the aggregate worldwide NET SALES of SELECTED PRODUCT are [*] DOLLARS ($[*]), the royalty due to NEKTAR AL will equal [*] (i.e., a PATENT ROYALTY of [*] together with a KNOW-HOW ROYALTY of [*]) of the total NET SALES of SELECTED PRODUCT sold in countries where the manufacture, use or sale of SELECTED PRODUCT is covered by a VALID PATENT CLAIM, and will equal [*] of the total NET SALES of SELECTED PRODUCT sold in countries where the manufacture, use or sale of SELECTED PRODUCT is not covered by a VALID PATENT CLAIM, as specified in Subsection 6.2.4. In such case, the lower royalty rates of [*] and [*], respectively, as specified in Subsection 6.2.3, shall not apply with respect to any NET SALES of SELECTED PRODUCT during such calendar year.

    6.2.7
    In addition to the foregoing, the calculation of NET SALES and royalties under this Section 6.2 shall be subject to the application of one of the following provisions: [*] IN THE UNITED STATES or [*]. Prior to the FIRST COMMERCIAL SALE, COMPANY shall notify NEKTAR AL in writing whether COMPANY elects to apply the provisions governing [*] IN THE UNITED STATES or [*] to the calculation of NET SALES and royalties under this Section 6.2.

    (i)
    "[*] IN THE UNITED STATES" means [*] of COMPANY'S or its SUBLICENSEE'S current [*] price [*] or equivalent national pharmaceutical [*]. By way of example but not limitation, if the SELECTED PRODUCTS [*] is [*] DOLLARS ($[*]), then [*] IN THE UNITED STATES shall be [*] DOLLARS ($[*]). For sales of SELECTED

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

        PRODUCT occurring in the United States other than [*] and sales of SELECTED PRODUCT [*], royalties shall be calculated on the [*] NET SALES [*] IN THE UNITED STATES.

      (ii)
      [*] means any or all of the following:

      (A)
      If COMPANY or its SUBLICENSEES receive consideration [*] for sales of SELECTED PRODUCT, then NET SALES shall be calculated using the price at which SELECTED PRODUCT [*] sold [*].

      (B)
      If SELECTED PRODUCT is sold by COMPANY or its SUBLICENSEES at a price [*] obtained [*], NET SALES shall be calculated using the price at which SELECTED PRODUCT [*] sold [*].

      (C)
      If SELECTED PRODUCT is sold [*] ([*]) at a price [*] COMPANY'S or its SUBLICENSEES' [*] included in [*], the gross receipts used for computing the royalty due under this AGREEMENT shall be equal to the price [*] SELECTED PRODUCT [*] included [*]. In the event that the [*] are not sold [*], the gross receipts used for computing the royalty due under this AGREEMENT shall be [*] reasonably [*] based on [*].

        For the purposes hereof, if COMPANY elects to apply the [*] provided for herein, it is understood and agreed that all such [*] would apply to the calculation of NET SALES and royalties under this Section 6.2.

  6.3
  THIRD PARTY Royalties.    If COMPANY must acquire any PATENT licenses from THIRD PARTIES because COMPANY reasonably believes (a) that the [*]

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    SELECTED REAGENT [*] NEKTAR AL [*] as contemplated in this AGREEMENT [*] such THIRD PARTY [*], or (b) that the [*] the SELECTED REAGENT [*] of their [*] any [*] of such [*] would be [*] rather than [*] on the [*], such that [*] could be [*] (each such license a "THIRD PARTY PATENT LICENSE"), then [*] percent [*] paid by [*] under such THIRD PARTY PATENT LICENSES [*] in such [*]. COMPANY shall give NEKTAR AL [*] any such THIRD PARTY PATENT LICENSE, including NEKTAR AL having the right but not the obligation [*], before COMPANY [*] such THIRD PARTY PATENT LICENSE. Notwithstanding anything to the contrary herein: (i) in no event shall PATENT ROYALTIES otherwise due under Section 6.2.3 - 6.2.5 above on NET SALES of the SELECTED PRODUCT in a particular country be reduced by more than [*], and (ii) in no event shall the PATENT ROYALTIES otherwise payable by COMPANY to NEKTAR AL under Section 6.2.3 - 6.2.5 above for any calendar quarter be reduced by more than [*] of the royalties which otherwise would have been due NEKTAR AL hereunder on the NET SALES of the SELECTED PRODUCT during such quarter in such country.

  6.4
  Reports, Exchange Rates.    COMPANY shall notify NEKTAR AL in writing promptly upon the FIRST COMMERCIAL SALE of the SELECTED PRODUCT in each country. Commencing upon the FIRST COMMERCIAL SALE of the SELECTED PRODUCT, COMPANY shall furnish to NEKTAR AL a quarterly written report showing in reasonably specific detail, on a country-by-country basis: (a) the gross invoiced sales of the SELECTED PRODUCT sold in each country during the reporting period, and the amounts deducted therefrom to determine NET SALES from such gross invoiced sales; (b) the royalties payable in DOLLARS, if any, which shall have accrued hereunder based upon the NET SALES of the SELECTED PRODUCT and the estimated applicable royalty rate; (c) the withholding taxes, if any, required by LAW to be deducted in respect of such sales; and (d) the date of the FIRST COMMERCIAL SALE of the SELECTED PRODUCT in each country during the reporting period. With respect to sales of the SELECTED PRODUCT invoiced in DOLLARS, the gross invoiced sales, NET SALES, and royalties payable shall be expressed in the report in DOLLARS. The final quarterly report for each year will report where applicable, the difference, if any, between the royalty amounts paid by COMPANY in the previous three (3) quarters based on the estimated royalty rates, and the actual royalty amounts due in such quarters based on the actual royalty rates as determined by aggregate worldwide NET SALES of SELECTED PRODUCT during such year. The amount of any shortfall shall be paid with, and the amount of any excess shall be credited against, the amount due for this fourth (4th) quarter of such year. With respect to sales of the SELECTED PRODUCT invoiced in a currency other than DOLLARS, the gross invoiced

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    sales, NET SALES and royalties payable shall be expressed in the report provided hereunder in the domestic currency of the party making the sale as well as in the DOLLAR equivalent of the royalty payable and the exchange rate used in determining the amount of DOLLARS. The DOLLAR equivalent shall be calculated using the average exchange rate (local currency per DOLLAR) published in The Wall Street Journal, Western Edition, under the heading "Currency Trading", on the last business day of each month during the applicable calendar quarter. Reports for the first three (3) quarters shall be due hereunder on the sixtieth (60th) day following the close of such quarter. The final report for each calendar year shall be due on the ninetieth (90th) day following the close of the fourth and final quarter.

7.
Records; Audits; Shipment Terms; Payment Terms

7.1
Records.    COMPANY and its SUBLICENSEES shall keep complete and accurate records in sufficient detail to make the reports required hereunder, to confirm their respective compliance with the provisions of Section 3.1, to properly reflect all gross sales and NET SALES of the SELECTED PRODUCT and to enable the royalties payable hereunder to be determined. Without limiting the foregoing, COMPANY shall include in each sublicense granted by it pursuant to this AGREEMENT a provision requiring the SUBLICENSEE to make reports to

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    COMPANY consistent with those the COMPANY is required to provide hereunder, to keep and maintain records of sales made and deductions taken in calculating royalties due to NEKTAR AL with respect to such sublicense, and (examples provided below) to grant access to such records by NEKTAR AL'S independent accountant pursuant to Section 7.2 below to the same extent required of COMPANY under this AGREEMENT. Alternatively, to the extent that COMPANY does not obtain the right for NEKTAR AL (or NEKTAR AL'S independent accountant) the right to audit its SUBLICENSEE'S books and records hereunder, COMPANY shall obtain for itself such right and, at the request of NEKTAR AL, COMPANY shall exercise such audit right with respect to SUBLICENSEES and provide the results of such audit for inspection by NEKTAR AL pursuant to Section 7.2 below. Any such audit shall be treated the same as an audit by NEKTAR AL of COMPANY for purposes of 7.2.2 below (e.g., with respect to the payment of costs therefor).

7.2
Audits.

7.2.1
Upon the written request of NEKTAR AL, but not more frequently than once per calendar year, COMPANY shall permit an independent certified public accounting firm of recognized national standing in the U.S., selected by NEKTAR AL and reasonably acceptable to COMPANY, at NEKTAR AL'S expense, to have access during normal business hours to such of the records of COMPANY as may be reasonably necessary to verify (i) COMPANY'S compliance with the purchase requirements of Section 3.1, and (ii) the accuracy of the royalty reports required under Section 6.4 for any year ending not more than twenty-four (24) months prior to the date of such request. Any such verifications shall be carried out under conditions of confidentiality.

7.2.2
If such accounting firm establishes that additional royalty amounts were owed to NEKTAR AL during such period, COMPANY shall pay

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    such additional royalties plus interest as provided for in Section 7.4 (provided that interest will not be owed on such additional royalty amounts if COMPANY'S underpayment was the result of a good faith error) within thirty (30) days of the date NEKTAR AL delivers to COMPANY such accounting firm's written report so establishing such underpayment. The fees charged by such accounting firm shall be paid by NEKTAR AL; provided however, that if the audit discloses that the royalties payable by COMPANY for the audited period are more than [*] of the royalties actually paid for such period, then COMPANY shall pay the reasonable fees and expenses charged by such accounting firm. Upon the expiration of twenty-four (24) months following the end of any calendar year, the calculation of royalties payable with respect to such calendar year shall be binding and conclusive upon NEKTAR AL and COMPANY and its SUBLICENSEES.

  7.3
  Delivery and Shipment; Title and Risk of Loss.    NEKTAR AL shall deliver all SELECTED REAGENT to COMPANY (or its designee), and title to and risk of loss of each quantity of SELECTED REAGENT so delivered shall pass to COMPANY [*]. Such delivery shall constitute a shipment hereunder. COMPANY shall designate the shipper of the SELECTED REAGENT, and shall pay shipping, customs, duties, taxes, freight, insurance and any other charges associated with shipments of the SELECTED REAGENT. All shipments shall be addressed to the destination selected by COMPANY and set forth in the relevant purchase order.

  7.4
  Invoicing; Payment Terms.    NEKTAR AL shall send invoices to COMPANY for any SELECTED REAGENT shipped to COMPANY no earlier than the date on which the SELECTED REAGENT is shipped pursuant to Section 7.3 above. All invoices shall be in DOLLARS, payable to NEKTAR AL, at the address provided above or such other address as NEKTAR AL may from time to time advise COMPANY. All payments due under this AGREEMENT (including without

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    limitation, milestone payments and payments for SELECTED REAGENT subject to the terms of Section 5.6, and other payments provided for herein) shall be due and payable thirty (30) days from date of invoice. Royalties shown to have accrued to NEKTAR AL as set forth in each royalty report to be provided under Section 6.4 shall be due and payable on or before the date such royalty report is due. Any and all amounts past due under this AGREEMENT shall bear interest at the rate of [*] per annum for the first two (2) months such amounts are past due, compounded monthly and, thereafter, at the rate of [*] per annum, compounded monthly, or the maximum rate allowed under LAW, whichever is less.

  7.5
  Payment Method.    Except as otherwise provided for herein, all payments by COMPANY under this AGREEMENT shall be paid in DOLLARS, and all such payments shall be made by bank wire transfer in immediately available funds to such account as NEKTAR AL shall designate before such payment is due. Upon the election of NEKTAR AL made in writing not less than thirty (30) days prior to any payment date, COMPANY shall pay all royalties owing to NEKTAR AL hereunder in the currency in which such royalties are received by COMPANY, without conversion into DOLLARS. If at any time legal restrictions prevent the prompt remittance of part or all royalties due with respect to sales of the SELECTED PRODUCT in any country where the SELECTED PRODUCT is sold, payment shall be made through such lawful means or methods as NEKTAR AL shall reasonably determine.

  7.6
  Taxes.    All amounts due hereunder shall be paid without deduction for withholding for any taxes or similar governmental charges imposed by a jurisdiction other than the United States, and COMPANY shall provide NEKTAR AL evidence of its payment of any such withholdings that may be required; provided that to the extent NEKTAR AL can use any such withholdings paid by COMPANY as a credit to reduce NEKTAR AL'S United States tax liability, NEKTAR AL shall repay to COMPANY the amount of such reduction. Notwithstanding the foregoing, if any withholding taxes or similar governmental charges become payable by reason of an assignment or other transfer of this Agreement by NEKTAR AL to a foreign AFFILIATE or otherwise pursuant to Article 15 below or a change in the domicile of NEKTAR AL, COMPANY shall be entitled to deduct all resulting withholding taxes or similar governmental

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    charges from amounts due NEKTAR AL hereunder and COMPANY shall provide NEKTAR AL evidence of its payment of any such withholdings that may be required.

8.
Confidentiality

8.1
In General.    For the TERM of this AGREEMENT, and for a period of five (5) years following the expiration or termination hereof, each PARTY shall maintain in confidence all information and materials of the other PARTY (including, but not limited to, KNOW-HOW and samples of the THERAPEUTIC AGENT, SELECTED REAGENT supplied hereunder and SELECTED PRODUCT) disclosed or provided to it by the other PARTY and identified as confidential, either in writing or verbally (together with all embodiments thereof, the "CONFIDENTIAL INFORMATION"). CONFIDENTIAL INFORMATION may also include information regarding intellectual properties and THIRD PARTY confidential or proprietary information. The terms and conditions of this AGREEMENT also shall be deemed CONFIDENTIAL INFORMATION of both PARTIES. Notwithstanding the foregoing, CONFIDENTIAL INFORMATION shall not include that portion of information or materials that the RECIPIENT can demonstrate by contemporaneous written records was (i) public knowledge at the time of its disclosure to the RECIPIENT, or thereafter became public knowledge, other than as a result of actions or omissions of the RECIPIENT; (ii) known by the RECIPIENT prior to the date of disclosure by the DISCLOSING PARTY; (iii) disclosed to the RECIPIENT on an unrestricted basis from a source unrelated to the DISCLOSING PARTY and not under a duty of confidentiality to the DISCLOSING PARTY; or (iv) independently developed by the RECIPIENT without use of CONFIDENTIAL INFORMATION of the DISCLOSING PARTY.

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

    Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the RECIPIENT unless the combination itself and principle of operation are published or available to the general public or are in the rightful possession of the RECIPIENT, if the combination would otherwise be a trade secret under applicable law

  8.2
  Additional Protections.    Each PARTY shall take reasonable steps to maintain the confidentiality of the CONFIDENTIAL INFORMATION of the other PARTY, which steps shall be no less protective than those such PARTY takes to protect its own information and materials of a similar nature, but in no event less than a reasonable degree of care. Neither PARTY shall use or grant the use of any CONFIDENTIAL INFORMATION of the other PARTY except for the purposes of carrying out its obligations or exercising its rights under this AGREEMENT, and neither PARTY shall copy any CONFIDENTIAL INFORMATION of the other PARTY except as may be reasonably useful or necessary for such purposes. All CONFIDENTIAL INFORMATION of a PARTY including all copies thereof, is and shall remain the sole and exclusive property of the DISCLOSING PARTY and subject to the restrictions provided for herein. Neither PARTY shall disclose any CONFIDENTIAL INFORMATION of the other PARTY other than to those of its directors, officers, investors and potential investors, AFFILIATES, employees, licensors, independent contractors (including without limitation CMOS, clinical consulting organizations and contract research organizations), SUBLICENSEES, bona fide potential SUBLICENSEES, assignees, agents and external advisors directly concerned with the carrying out of this AGREEMENT, and others on a reasonably applied "need to know" basis, and provided such disclosure is subject to confidentiality and non-use obligations no less protective than those provided herein. Except as provided in Section 8.3 below, RECIPIENT may not use CONFIDENTIAL INFORMATION of the other PARTY in applying for patents or securing other intellectual property rights.

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

  8.3
  Permitted Disclosures.    The obligations of Sections 8.1 and 8.2 shall not apply to the extent that RECIPIENT is required to disclose information (i) by LAW or rules of a securities exchange or (ii) requirement of a governmental agency for purposes of obtaining approval to test or market the SELECTED PRODUCT, or (iii) discloses information to a patent office for the purposes of filing a PATENT as permitted in this AGREEMENT; provided that the RECIPIENT shall provide prior written notice thereof to the DISCLOSING PARTY and sufficient opportunity for the DISCLOSING PARTY to review and comment on such required disclosure and in the case of a disclosure required in a litigation or other adversarial proceeding, to request confidential treatment thereof or a protective order therefor. In addition, either PARTY may disclose the terms of this AGREEMENT in footnotes to its financial statements, to the extent required under generally accepted accounting principles, as determined by its independent auditor.

  8.4
  Irreparable Injury.    The PARTIES acknowledge that either PARTY'S breach of this Article 8 would cause the other PARTY irreparable injury for which it would not have an adequate remedy at LAW. In the event of a breach, the nonbreaching PARTY shall be entitled to injunctive relief in addition to any other remedies it may have at LAW or in equity, without necessity of posting a bond.

  8.5
  Return of CONFIDENTIAL INFORMATION.    Each PARTY shall return or destroy all CONFIDENTIAL INFORMATION of the other PARTY in its possession upon termination or expiration of this AGREEMENT, except any CONFIDENTIAL INFORMATION that is necessary to allow such PARTY to perform or enjoy any of its rights or obligations that survive the termination of this AGREEMENT.

  8.6
  Data.

  8.6.1
  Any data that arises from testing of the SELECTED PRODUCT by COMPANY or under the CONTROL of COMPANY (whether by COMPANY, COMPANY'S SUBLICENSEES or any other person or entity (including COMPANY'S CMOS)), including, without limitation,

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

      the results of animal studies, toxicological testing or human clinical testing shall be COMPANY KNOW-HOW. Such data shall be deemed CONFIDENTIAL INFORMATION of COMPANY, and disclosure thereof shall not be limited by this Article 8. Notwithstanding the foregoing, if the PARTIES enter into a SERVICES AGREEMENT, any data that arises after the execution of such SERVICES AGREEMENT from testing, characterization or processing of the SELECTED REAGENT and/or the SELECTED PRODUCT under this AGREEMENT or the SERVICES AGREEMENT, whether such testing is carried out by or on behalf of NEKTAR AL or COMPANY or its SUBLICENSEES or CMOS, shall be NEKTAR AL CORE TECHNOLOGY and shall be deemed CONFIDENTIAL INFORMATION of NEKTAR AL (other than methods in so far as they relate to the THERAPEUTIC AGENT portion of the SELECTED PRODUCT or biological testing of the SELECTED PRODUCT). The PARTIES agree to share with one another data relating to safety concerns with respect to the SELECTED PRODUCT and SELECTED REAGENT as specified in Section 9.4.

    8.6.2
    Notwithstanding Section 12.3 below, if the PARTIES enter into any SERVICES AGREEMENT, data generated [*] and [*] under Section 8.6.1 (whether [*] SELECTED REAGENT [*], and to the extent of COMPANY'S rights therein, [*]) shall be owned [*], such that [*] hereby agrees to, and shall, [*] all of its right, title and interest in and to such data, and shall require [*] employees, agents and independent contractors to so transfer and assign the [*] rights, title and interests therein to [*]. Such data shall be deemed to be included in (i) the [*] and subject to [*] pursuant to the AGREEMENT, and (ii) the [*] pursuant to Section [*]. For clarity, in no event shall [*] or [*] be deemed [*].

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

9.
Regulatory Matters

9.1
In General.    COMPANY shall properly research, develop, test, use, manufacture, transport, store, dispose of, commercialize and market the SELECTED PRODUCT in accordance with the practices of a reasonable person who is an expert in the field and in strict compliance with all LAWS and, as between the PARTIES, except as specifically provided in this AGREEMENT, COMPANY shall bear all costs of doing so. To the extent NEKTAR AL advances or incurs any such costs upon COMPANY'S prior written approval, COMPANY shall promptly reimburse NEKTAR AL for such costs within thirty (30) days after the date of any invoice therefor. In addition, NEKTAR AL shall promptly notify COMPANY of any quality control and quality assurance problems with NEKTAR AL'S manufacturing process or facilities used in the manufacture of the SELECTED REAGENT if such information or quality control and quality assurance problems would reasonably be expected to cause or contribute to a delay in seeking or obtaining MARKETING AUTHORIZATION in a MAJOR MARKET COUNTRY, or a delay in supplying SELECTED REAGENT by the DELIVERY DATE, including, without limitation, any threatened or pending action by any regulatory authority with respect thereto.

9.2
Specific Requirements.

9.2.1
Without limiting Section 9.1: COMPANY shall assume full responsibility for the handling, transport, storage, use and disposal of SELECTED REAGENT upon title to and risk of loss of SELECTED REAGENT passing from NEKTAR AL to COMPANY or COMPANY'S designee as provided for in Section 7.3, including without limitation, COMPANY shall be fully responsible for the handling, transport, storage, use and disposal of SELECTED REAGENT in strict compliance with all LAWS. COMPANY shall learn from and verify with NEKTAR AL, the hazards involved in using the SELECTED REAGENT. COMPANY shall comply with any reasonable written

CONFIDENTIAL
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

      safety instructions provided by NEKTAR AL. COMPANY shall warn COMPANY'S freight handlers, SUBLICENSEES, customers and others who reasonably might be expected to come into contact with such SELECTED REAGENT or the SELECTED PRODUCT of any risks involved in using or handling such SELECTED REAGENT or the SELECTED PRODUCT.

    9.2.2
    NEKTAR AL Responsibilities.    NEKTAR AL shall, upon COMPANY'S request, be responsible for developing, submitting, maintaining and updating (as appropriate) a Drug Master File ("DMF") for the SELECTED REAGENT adequate for supporting COMPANY'S application for MARKETING AUTHORIZATION for the SELECTED PRODUCT. COMPANY shall pay NEKTAR AL'S reasonable and customary fees for such activities.

    9.2.3
    Cooperation in Obtaining Government Approvals.    NEKTAR AL shall cooperate with COMPANY, at COMPANY'S request, to enable COMPANY to comply with requirements of HAS to perform clinical trials and obtain MARKETING AUTHORIZATION for the SELECTED PRODUCT, including by providing COMPANY and its SUBLICENSEES and CMOS with a letter authorizing COMPANY and its SUBLICENSEES and CMOS to reference NEKTAR AL'S DMF (provided that COMPANY and its SUBLICENSEES and CMOS will have no direct access to the DMF) and other regulatory filings regarding the SELECTED REAGENT and the like, and to resolve the concerns of HAS with respect to the manufacture or processing of the SELECTED REAGENT prior to its shipment to COMPANY. In the event COMPANY requests technical assistance from NEKTAR AL under this Section 9.2.3, Section 3.8 will apply and a SERVICES AGREEMENT will be required unless such requested assistance does not result in the disclosure of NEKTAR AL CORE TECHNOLOGY or

CONFIDENTIAL
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      other material NEKTAR AL CONFIDENTIAL INFORMATION to COMPANY. In any event, COMPANY agrees to reimburse NEKTAR AL for its reasonable costs associated with providing such requested assistance. For clarity, the preparation and filing of a DMF by itself shall not require a SERVICES AGREEMENT.

    9.2.4
    NEKTAR AL shall maintain, and provide an independent THIRD PARTY appointed by COMPANY and reasonably acceptable to NEKTAR AL, with access to such batch records and other documentation regarding the production of the SELECTED REAGENT hereunder as is reasonably necessary for COMPANY to comply with the applicable LAWS and requests of HAS regarding the SELECTED PRODUCT and to obtain MARKETING AUTHORIZATION for such SELECTED PRODUCT. Such independent THIRD PARTY shall be subject to confidentiality obligations provided for herein. Moreover, NEKTAR AL shall notify and keep COMPANY reasonably informed, through such independent THIRD PARTY, with respect to any audit of NEKTAR AL by a governmental authority regarding the production of SELECTED REAGENT supplied to COMPANY hereunder. Such independent THIRD PARTY shall only be permitted to disclose to COMPANY whether, upon inspection of batch records and other documentation regarding the production of the SELECTED REAGENT, NEKTAR AL is in compliance with its obligations under this AGREEMENT. Such independent THIRD PARTY shall not be permitted to disclose to COMPANY any information contained in such batch records or other documentation regarding the production of the SELECTED REAGENT, or any information regarding an audit of NEKTAR AL by a governmental authority, without NEKTAR AL'S express prior written consent.

CONFIDENTIAL
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  9.3
  Complaints and Communications.    COMPANY shall be responsible for handling all complaints and communications (including with regulatory authorities) relating to the SELECTED PRODUCT. To the extent permitted by LAW, NEKTAR AL shall be responsible for handling all complaints and communications (including with regulatory authorities) with respect to the SELECTED REAGENT. In addition to the foregoing, each PARTY shall, to the extent practicable within the circumstances, within ten (10) business days, notify the other PARTY and make the other PARTY aware of the nature of any communications with regulatory authorities which specifically affect the SELECTED REAGENT, including any questions, complaints or comments ("INQUIRIES") by regulatory authorities specifically relating to or affecting the SELECTED REAGENT. The PARTY receiving such INQUIRIES shall provide the other PARTY with copies of any correspondence with regulatory authorities that specifically affect the SELECTED REAGENT. With respect to INQUIRIES directed to COMPANY, COMPANY shall identify for NEKTAR AL the representatives of the regulatory authorities making such communications and shall give NEKTAR AL, to the extent practicable within the circumstances, at least ten (10) business days' opportunity to review and comment on any proposed response to any INQUIRIES prior to filing any such response. Similarly NEKTAR AL shall in good faith solicit and take into account COMPANY'S views and concerns when dealing with any issues with regulatory authorities which relate specifically to the SELECTED REAGENT.

  9.4
  Adverse Reaction Reporting.    To the extent permitted by LAW, COMPANY shall keep NEKTAR AL informed of all "adverse drug experiences" as such term is defined in 21 CFR §312.32 and 21 CFR §314.80, relating to the SELECTED REAGENT or the SELECTED PRODUCT, to the extent that such adverse drug experiences are required to be reported to the FDA pursuant to 21 CFR §312.32(c) or 21 CFR §314.80. COMPANY also agrees to promptly provide to NEKTAR AL (i) a copy of all reports filed with the FDA under 21 CFR §312.32(c) and (d) and 21 CFR §314.80, (ii) notice of a decision by the COMPANY to withdraw the IND for the SELECTED PRODUCT or a decision by the FDA to

CONFIDENTIAL
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    place a clinical hold on the SELECTED PRODUCT, and (iii) a copy of the annual report that COMPANY submits to the FDA under 21 CFR §312.33, excluding in each case CONFIDENTIAL INFORMATION that does not specifically relate to the safety of the SELECTED REAGENT. If it is not clear whether an adverse drug experience specifically relates to the SELECTED REAGENT, then COMPANY shall be obligated to notify NEKTAR AL hereunder if COMPANY suspects or has reason to suspect that such adverse drug experience relates to the SELECTED REAGENT. If NEKTAR AL is informed or becomes aware of any safety issues or concerns specifically relating to the safety of the SELECTED REAGENT, NEKTAR AL shall promptly notify COMPANY; NEKTAR AL shall also provide to COMPANY such other information specifically relating to safety of the SELECTED REAGENT as is reasonably necessary to comply with requirements of HAS of MAJOR MARKET COUNTRIES.

  9.5
  Audit Right for Quality Purposes.    COMPANY and its SUBLICENSEES at their own expense, shall have the right, no more frequently than once per year during the TERM, to audit NEKTAR AL'S facilities where the SELECTED REAGENT is manufactured for the purpose of verifying that NEKTAR AL is meeting its warranty obligations under Section 4.2 of this AGREEMENT; provided, however, that COMPANY'S or its SUBLICENSEES' exercise of such audit right shall be subject to Section 3.8 and a SERVICES AGREEMENT shall be required. If COMPANY does not want to enter into a SERVICES AGREEMENT, then COMPANY or its SUBLICENSEES may exercise such audit right if and only if COMPANY or its SUBLICENSEE appoints an independent THIRD PARTY reasonably acceptable to NEKTAR AL to conduct such audit in its place. Such independent THIRD PARTY shall only be permitted to disclose to COMPANY or its SUBLICENSEE whether, upon the conduct of such audit, NEKTAR AL is in compliance with its obligations under this AGREEMENT. Such independent THIRD PARTY shall not be permitted to disclose to COMPANY any information made available or accessible to it in the course of conducting such audit, without NEKTAR AL'S express prior written consent. Such audits may be performed

CONFIDENTIAL
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    only upon thirty (30) days advance written notice to NEKTAR AL and during regular business hours, and shall be subject to confidentiality obligations provided for herein. COMPANY agrees to reimburse NEKTAR AL for all reasonable out-of-pocket costs incurred by NEKTAR AL in connection with such audits. Notwithstanding the foregoing, in the event of (a) a [*], or (b) other [*] manufacturing [*] that would [*] COMPANY, COMPANY shall: (i) have the right to audit NEKTAR AL (under a SERVICES AGREEMENT or through an independent THIRD PARTY as set forth above) more frequently than once per year; (ii) have the right to conduct such audits on ten (10) business days advance notice (provided that NEKTAR AL may extend such advance notice requirement by an additional five (5) business days, if the facility is then being audited by another customer); and (iii) have no obligation to reimburse NEKTAR AL for any out-of-pocket costs NEKTAR AL may incur in connection with such audits. In addition to the foregoing, NEKTAR AL shall allow representatives of the FDA or other equivalent regulatory authorities to visit and inspect NEKTAR AL'S facilities where the SELECTED REAGENT is manufactured, and shall keep COMPANY reasonably informed with respect to such audits.

10.
Representations. Warranties; Covenants; Limitation of Liability

10.1
Representations and Warranties.

10.1.1
By Both PARTIES.    Each PARTY represents and warrants to the other that as of the EFFECTIVE DATE to the best of its knowledge and belief: (a) it has the full right and power to enter into and perform this AGREEMENT; (b) this AGREEMENT constitutes its legal, valid and binding obligation; (c) to its knowledge, it has sufficient legal and/or beneficial title or other rights under its intellectual property rights necessary for the purposes contemplated under this AGREEMENT and to grant the licenses contained in this AGREEMENT; and (d) all of its employees, officers and consultants have executed agreements that require assignment to it of all inventions made during the course of and as a result of their

CONFIDENTIAL
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      association with it and that obligate such individual to maintain as confidential any information owned or CONTROLLED by it, or provided by the other PARTY, that is CONFIDENTIAL INFORMATION under this AGREEMENT.

    10.1.2
    By NEKTAR AL.    NEKTAR AL represents and warrants that (a) to the best of its knowledge without a duty to investigate, as of the EFFECTIVE DATE it is not in breach of the CROSS-LICENSE AGREEMENT (b) it will comply with all relevant terms of, and will not voluntarily terminate, the CROSS-LICENSE AGREEMENT; (c) it has the right to grant to COMPANY a sublicense under the ENZON LICENSED PATENTS, and the PATENTS and PATENT APPLICATIONS listed in Schedule VI, to develop, make, have made, use, sell, offer for sale or import the SELECTED PRODUCT; (d) to the best of its knowledge without a duty to investigate, as of the EFFECTIVE DATE there are no PATENTS or PATENT APPLICATIONS in which NEKTAR AL or its AFFILIATES have rights, other than the NEKTAR AL PATENT RIGHTS, that would be required to develop, make, have made, use, sell, offer for sale or import the SELECTED PRODUCT; (e) it will not enter into any agreement with a THIRD PARTY or take other actions that would limit COMPANY'S rights or license under this AGREEMENT with respect to the PATENTS and PATENT APPLICATIONS listed in Schedule VI or the ENZON LICENSED PATENTS; and (f) to the best of NEKTAR AL'S knowledge without a duty to investigate, as of the EFFECTIVE DATE, [*] would not necessarily infringe, or cause the infringement of, any PATENTS of a THIRD PARTY. NEKTAR AL further warrants that to the best of its knowledge as of the EFFECTIVE DATE: (i) NEKTAR AL CONTROLS, and NEKTAR AL and/or (subject to Section 10.1.2(ii), NEKTAR AL'S AFFILIATES) shall continue during the TERM to CONTROL all intellectual property rights necessary for

CONFIDENTIAL
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      the purposes contemplated under this AGREEMENT (including, without limitation, the LICENSED NEKTAR AL TECHNOLOGY); and (ii) as of the date of the closing of the merger of NEKTAR AL (formerly known as Shearwater Corporation) with Inhale Therapeutic Systems, Inc., all of the LICENSED NEKTAR AL TECHNOLOGY that existed on the date of such closing, remained and remains CONTROLLED by NEKTAR AL. Moreover, if during the TERM, NEKTAR AL assigns to an AFFILIATE, any of the LICENSED NEKTAR AL TECHNOLOGY that is subject to the license grant provided for in Section 2.1 of this AGREEMENT, then COMPANY'S license under such LICENSED NEKTAR AL TECHNOLOGY shall follow such assignment and COMPANY'S license under such LICENSED NEKTAR AL TECHNOLOGY will not, as a result of such assignment, be diminished or impaired. If during the TERM, an AFFILIATE acquires or controls any PATENTS that would be required for the development, manufacture, use, sale or importation of the SELECTED PRODUCT, such PATENTS shall be deemed to be included within the LICENSED NEKTAR AL TECHNOLOGY.

    10.1.3
    By COMPANY.    COMPANY represents and warrants that as of the EFFECTIVE DATE (a) COMPANY is not a party to a then-pending action for infringement of a PATENT owned or controlled by ENZON, and (b) COMPANY is not in negotiations with ENZON for a license under the ENZON LICENSED PATENTS with respect to the SELECTED PRODUCT.

  10.2
  Limitation of Liability and Exclusion of Damages.    WITHOUT LIMITING EITHER PARTY'S OBLIGATIONS UNDER [*], IN NO EVENT SHALL NEKTAR AL'S LIABILITY ARISING OUT OF THE MANUFACTURE, SUPPLY OR SALE OF THE SELECTED REAGENT [*]. EXCEPT IN THE CASE OF A BREACH OF ARTICLE 8, OR INFRINGEMENT OR MISAPPROPRIATION BY A PARTY OF

CONFIDENTIAL
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    THIRD PARTY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS, AND WITHOUT LIMITING THE PARTIES' OBLIGATIONS UNDER [*], NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION, DAMAGES RESULTING FROM LOSS OF USE, LOSS OF PROFITS, INTERRUPTION OR LOSS OF BUSINESS OR OTHER ECONOMIC LOSS) ARISING OUT OF THIS AGREEMENT OR WITH RESPECT TO A PARTY'S PERFORMANCE OR NON-PERFORMANCE HEREUNDER. NOTWITHSTANDING, THE FOREGOING SHALL NOT APPLY TO THE EXTENT DAMAGES WERE CAUSED BY GROSS NEGLIGENCE, INTENTIONAL BREACH OF A MATERIAL TERM OR WILLFUL MISCONDUCT OF A PARTY. The foregoing limitation on liability and exclusion of damages (a) apply even if a PARTY had or should have had knowledge, actual or constructive, of the possibility of such damages; (b) are a fundamental element of the basis of the bargain between the PARTIES and this AGREEMENT would not be entered into without such limitations and exclusions and (c) shall apply whether a claim is based on breach of contract, breach of warranty, tort (including negligence), product liability, strict liability or otherwise, and notwithstanding any failure of essential purpose of any limited remedy herein.

11.
Indemnification; Insurance

11.1
Indemnity.

11.1.1
By NEKTAR AL. NEKTAR AL shall defend, indemnify and hold COMPANY, COMPANY'S SUBLICENSEES and their respective directors, officers, employees and agents harmless from and against all losses, liabilities, damages, costs and expenses (including without limitation reasonable attorney's fees and costs of litigation, regardless of outcome) resulting from all claims, demands, actions and other proceedings by or on behalf of any THIRD PARTY (including any governmental authority) (collectively, "CLAIMS") to the extent arising

CONFIDENTIAL
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      from: (a) the breach of any representation, warranty [*], covenant or material obligation of NEKTAR AL under this AGREEMENT; or (b) the gross negligence, recklessness or willful misconduct of NEKTAR AL in the performance of its obligations under this AGREEMENT, except to the extent such claim, demand, action or proceeding arises from COMPANY'S material breach of this AGREEMENT or its gross negligence, recklessness or willful misconduct.

    11.1.2
    By COMPANY.    COMPANY shall defend, indemnify and hold NEKTAR AL, NEKTAR AL AFFILIATES, and NEKTAR AL'S and its AFFILIATES' directors, officers, employees and agents harmless from and against all losses, liabilities, damages, costs and expenses (including without limitation reasonable attorney's fees and costs of litigation, regardless of outcome) resulting from all CLAIMS to the extent arising from: (a) the breach of any representation, warranty, covenant or material obligation of COMPANY under this AGREEMENT; (b) the development, manufacturing, testing, storage, handling, transportation, disposal, commercialization, marketing, distribution, sale or use of the SELECTED PRODUCT or any recalls of the SELECTED PRODUCT (without regard to culpable conduct); or (c) the gross negligence, recklessness or willful misconduct of COMPANY or its SUBLICENSEES or any of their respective THIRD PARTY agents or subcontractors in the performance of its or their obligations and its or their performance of permitted activities under this AGREEMENT, except to the extent such claim, demand, action or proceeding arises from NEKTAR AL'S material breach of this AGREEMENT or its gross negligence, recklessness or willful misconduct.

  11.2
  Insurance.    Prior to first introduction of SELECTED PRODUCT into human subjects, COMPANY, at its own expense, shall obtain and maintain

CONFIDENTIAL
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    comprehensive general liability insurance, including product liability insurance, covering claims regarding the SELECTED PRODUCT under this AGREEMENT in commercially reasonable amounts, based on COMPANY'S reasonable assessment of its needs, with NEKTAR AL endorsed as an additional insured. COMPANY shall maintain such insurance for the TERM, and shall from time to time provide copies of certificates of such insurance to NEKTAR AL upon its request. Prior to first introduction of SELECTED PRODUCT into human subjects, NEKTAR AL, at its own expense, shall obtain and maintain comprehensive general liability insurance, including product liability insurance, covering claims regarding the SELECTED REAGENT in commercially reasonable amounts, based on NEKTAR AL'S reasonable assessment of its needs, with COMPANY endorsed as an additional insured. NEKTAR AL shall maintain such insurance for the TERM and shall from time to time provide copies of certificates of such insurance to COMPANY upon its request.

  11.3
  Procedures.    If any CLAIM covered by Section 11.1.1 or 11.1.2 is brought, the indemnifying PARTY'S obligations are conditioned upon the following: (i) the indemnified PARTY shall promptly notify the indemnifying PARTY in writing of such CLAIM, (ii) the indemnifying PARTY shall assume, at its cost and expense, the sole defense of such CLAIM through counsel selected by the indemnifying PARTY and reasonably acceptable to the other PARTY, except that those indemnified may at their option and expense select and be represented by separate counsel; (iii) the indemnifying PARTY shall maintain control of such defense, except that the indemnifying PARTY may settle a CLAIM as to one indemnified only with the consent of such person or entity, which consent shall not be unreasonably withheld; (iv) those indemnified may, at their option and expense, participate in such defense, and if they so participate, the indemnifying PARTY and those indemnified shall cooperate with one another in such defense; and (v) the indemnifying PARTY shall pay the full amount of any judgment, award or settlement with respect to such CLAIM and all other costs, fees and expenses related to the resolution thereof, provided that such other costs, fees

CONFIDENTIAL
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    and expenses have been incurred or agreed, as the case may be, by the indemnifying PARTY in its defense or settlement of the CLAIM.

12.
INVENTIONS, KNOW-HOW and PATENTS

12.1
Existing Intellectual Property.    Other than as expressly provided in this AGREEMENT, neither PARTY grants nor shall be deemed to grant any right, title or interest to the other PARTY in any PATENT, PATENT APPLICATION, KNOW-HOW or other intellectual property right CONTROLLED by such PARTY as of the EFFECTIVE DATE.

12.2
{SECTION INTENTIONALLY LEFT BLANK}.

12.3
Ownership of INVENTIONS.    Subject to Section 12.4 below, all INVENTIONS made solely by employees, COMPANY'S SUBLICENSEES, or agents or independent contractors of a PARTY during and in connection with the performance of their activities under this AGREEMENT including, without limitation, the manufacture of the SELECTED PRODUCT ("SOLE INVENTIONS") shall be the sole property of such PARTY. If employees, COMPANY'S SUBLICENSEES, or other agents or independent contractors of each of COMPANY and NEKTAR AL jointly make any INVENTION during and in connection with the performance of their activities under this AGREEMENT including, without limitation, the manufacture of the SELECTED PRODUCT (each, a "JOINT INVENTION"), COMPANY and NEKTAR AL shall each own an undivided one-half (1/2) interest, and shall have the right to freely exploit and grant licenses under any such JOINT INVENTION and any PATENT claiming such JOINT INVENTION without consent of or a duty of accounting to the other PARTY, in and to such JOINT INVENTION, and each PARTY hereby waives any right to require such consent under applicable LAWS, and if such consent is not effective, agrees to provide such consent.

CONFIDENTIAL
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  12.4
  Ownership of Inventions Following Execution of a SERVICES AGREEMENT

  12.4.1
  Notwithstanding Section 12.3 above, if the PARTIES enter into a SERVICES AGREEMENT, then INVENTIONS that fall within the definition of NEKTAR AL CORE TECHNOLOGY and that are invented in the course of performing any work on the SELECTED REAGENT or the SELECTED PRODUCT contemplated by this AGREEMENT or the SERVICES AGREEMENT and are invented after the effective date of the SERVICES AGREEMENT, shall, (whether such INVENTIONS are made by NEKTAR AL, COMPANY, and to the extent of COMPANY'S rights therein, COMPANY'S SUBLICENSEES or any other person or entity (including COMPANY'S CMOS) alone or with others) be owned exclusively by NEKTAR AL, such that COMPANY hereby agrees to, and shall, transfer and assign to NEKTAR AL all of its right, title and interest in and to such NEKTAR AL CORE TECHNOLOGY including all intellectual property rights therein, and shall require COMPANY'S and COMPANY'S SUBLICENSEES' employees, agents and independent contractors to so transfer and assign the COMPANY'S rights, title and interests therein to NEKTAR AL. Such NEKTAR AL CORE TECHNOLOGY and intellectual property rights therein shall be deemed to be included in the LICENSED NEKTAR AL TECHNOLOGY and subject to the license granted to COMPANY pursuant to Section 2.1 of this AGREEMENT.

  12.4.2
  Notwithstanding Section 12.3 above, if the PARTIES enter into a SERVICES AGREEMENT, then INVENTIONS that fall within the definition of COMPANY CORE TECHNOLOGY and that are invented in the course of performing work on the SELECTED REAGENT or the SELECTED PRODUCT contemplated by this AGREEMENT or the SERVICES AGREEMENT and are invented after the effective date of the SERVICES AGREEMENT, shall, (whether such INVENTIONS are made by NEKTAR AL, COMPANY, and to the extent of NEKTAR AL'S rights therein, any other person or entity acting under authority of

CONFIDENTIAL
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      NEKTAR AL, alone or with others) be owned exclusively by COMPANY, such that NEKTAR AL hereby agrees to, and shall, transfer and assign to COMPANY all of its right, title and interest in and to such COMPANY CORE TECHNOLOGY including all intellectual property rights therein, and shall require NEKTAR AL'S employees, agents and independent contractors to so transfer and assign NEKTAR AL'S rights, title and interests therein to COMPANY. Such COMPANY CORE TECHNOLOGY and intellectual property rights therein shall be deemed to be included in the license granted to NEKTAR AL pursuant to Section 1 of Schedule VIII in connection with the SERVICES AGREEMENT.

    12.4.3
    NEKTAR AL shall grant, and hereby grants to COMPANY a non-exclusive, royalty-free, fully-paid up, worldwide license under all INVENTIONS or data (including all intellectual property rights therein) that are included in NEKTAR AL CORE TECHNOLOGY, or which are assigned to NEKTAR AL under Section 8.6.2, which are invented either solely or jointly by employees or agents of COMPANY, COMPANY'S SUBLICENSEES or any other person or entity (including COMPANY'S CMOS) acting under authority of COMPANY, and which arise out of the testing, characterization or processing of the SELECTED PRODUCT (collectively "GRANT-BACK INVENTIONS") to develop and commercialize the SELECTED PRODUCT and other products which COMPANY is currently developing, or may develop in the future, either alone or in collaboration with THIRD PARTIES, provided that this license shall be sublicensable to THIRD PARTIES only to the extent reasonably necessary to develop, make, use, import, export, and sell products developed in substantial part by COMPANY. NEKTAR AL shall be responsible, at its sole expense and discretion, and with the cooperation of COMPANY, for the filing, prosecution and maintenance

CONFIDENTIAL
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      of foreign and domestic PATENT APPLICATIONS and PATENTS covering such GRANT-BACK INVENTIONS. COMPANY shall use diligent efforts to obtain from SUBLICENSEES and CMOS the same, substantially similar or more stringent material obligations with respect to GRANT-BACK INVENTIONS as are applicable to COMPANY under this Section 12.4.3.

    12.4.4
    To the extent that an INVENTION made after the PARTIES have entered into a SERVICES AGREEMENT results in the filing of a PATENT APPLICATION, the ownership of such PATENT APPLICATION (and any resulting PATENTS) will be determined by the claimed subject matter (on a claim-by-claim basis). In the event that the claimed subject matter falls within the definition of NEKTAR AL CORE TECHNOLOGY, the claimed subject matter shall be owned exclusively by NEKTAR AL; in the event that the claimed subject matter falls within the definition of COMPANY CORE TECHNOLOGY, the claimed subject matter shall be owned exclusively by COMPANY; and in the event that the claimed subject matter falls within the definition of both NEKTAR AL CORE TECHNOLOGY and COMPANY CORE TECHNOLOGY, the PARTIES shall cooperate to establish their respective rights therein, such that (i) to the extent that the claimed subject matter is COMPANY CORE TECHNOLOGY, COMPANY shall have exclusive rights thereto, and (ii) to the extent that the claimed subject matter is NEKTAR AL CORE TECHNOLOGY, NEKTAR AL shall have exclusive rights thereto.

  12.5
  Notwithstanding anything to the contrary in the AGREEMENT (but subject to the rights and licenses granted in the AGREEMENT), INVENTIONS which COMPANY is obligated to assign to NEKTAR AL pursuant to Section 12.4.1 shall be deemed CONFIDENTIAL INFORMATION of NEKTAR AL and INVENTIONS which NEKTAR AL is obligated to assign to COMPANY pursuant to

CONFIDENTIAL
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    Section 12.4.2 shall be deemed CONFIDENTIAL INFORMATION of COMPANY, regardless of which PARTY actually invented such INVENTION.

  12.6
  Individual PATENT Filings.    Each PARTY shall have sole discretion and responsibility to prepare, file, prosecute, maintain and defend PATENT APPLICATIONS or PATENTS for those INVENTIONS it solely owns under this AGREEMENT, and shall be responsible for related interference and opposition proceedings.

  12.7
  Joint PATENT Filings.    With respect to all PATENT APPLICATIONS on JOINT INVENTIONS that are jointly owned by the PARTIES, the PARTIES shall determine which PARTY shall be responsible for filing, prosecuting and maintaining PATENT APPLICATIONS and PATENTS on behalf of both PARTIES (the "RESPONSIBLE PARTY") based on a good faith determination of the relative contributions of the PARTIES to the INVENTION and the relative interests of the PARTIES in the INVENTION. At least twenty (20) days prior to the contemplated filing of such PATENT APPLICATION, the RESPONSIBLE PARTY shall submit a substantially completed draft of the JOINT PATENT APPLICATION to the other PARTY for its approval, which shall not be unreasonably withheld or delayed. Except as set forth below, the PARTIES shall share equally the costs of the preparation, filing, prosecution and maintenance of all JOINT PATENT APPLICATIONS. If either PARTY elects not to pay its portion of any shared costs for a JOINT PATENT APPLICATION or PATENT issuing therefrom, the other PARTY may proceed with such JOINT PATENT APPLICATION in its own name and at its sole expense, in which case the PARTY electing not to pay its share of costs shall assign its entire right, title and interest in and to such JOINT PATENT APPLICATION to the other PARTY and such INVENTION shall be treated as a SOLE INVENTION of the assignee for the purposes of Sections 12.3 and 12.6.

CONFIDENTIAL
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  12.8
  Further Actions.    Each PARTY shall cooperate with the other PARTY to execute all documents and take all reasonable actions to effect the intent of this Article 12.

13.
Infringement

13.1
Infringement of THIRD PARTY Rights.

13.1.1
Notice.    If the development, manufacture, use or sale of the SELECTED PRODUCT or SELECTED REAGENT results in a claim for PATENT infringement by a THIRD PARTY, the PARTY to this AGREEMENT first having notice shall promptly notify the other PARTY in writing. The notice shall set forth the facts of the claim in reasonable detail.

13.1.2
Litigation Unrelated to SELECTED REAGENT.    COMPANY shall have the obligation, to defend, indemnify and hold harmless NEKTAR AL, NEKTAR AL AFFILIATES, and NEKTAR AL'S and its AFFILIATES' directors, officers, employees and agents from and against all losses, liabilities, damages, costs and expenses (including without limitation reasonable attorney's fees and costs of litigation, regardless of outcome) resulting from any claim that the development, manufacture, use, import or sale of the SELECTED PRODUCT results in a claim for patent infringement by a THIRD PARTY [*], and the provisions of Sections 11.1.2 and 11.3 shall apply with respect to any such claim to-the same extent as though it were a CLAIM for which COMPANY has an obligation to defend, indemnify and defend NEKTAR AL under Section 11.1.2. In the event of a conflict between the provisions of Section 11 and this Section 13.1.2, the provisions of this Section 13.1.2 shall apply. NEKTAR AL shall cooperate with COMPANY at COMPANY'S request and expense in such defense,

CONFIDENTIAL
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      and shall have the right to be represented by counsel of its own choice, at NEKTAR AL'S expense.

    13.1.3
    Litigation Related to SELECTED REAGENT.    NEKTAR AL shall have the obligation, to defend, indemnify and hold harmless COMPANY, COMPANY'S SUBLICENSEES and their respective directors, officers, employees and agents harmless from and against all losses, liabilities, damages, costs and expenses (including without limitation reasonable attorney's fees and costs of litigation, regardless of outcome) resulting from any claim that the development, manufacture, use, import or sale of the SELECTED PRODUCT results in a claim for patent infringement by a THIRD PARTY, but only to the limited extent that such claim is directed to the [*] SELECTED REAGENT [*]) [*] (i.e., where such infringement is based on [*] rather than based on [*], such that no [*] could be [*] without infringing said PATENT) and the provisions of Sections 11.1.1 and 11.3 shall apply with respect to any such claim to the same extent as though it were a CLAIM for which NEKTAR AL has an obligation to defend, indemnify and hold harmless COMPANY under Section 11.1.1. In the event of a conflict between the provisions of Section 11 and this Section 13.1.3, the provisions of this Section 13.1.3 shall apply. COMPANY shall cooperate with NEKTAR AL at NEKTAR AL'S request and expense in such defense, and shall have the right to be represented by counsel of its own choice, at COMPANY'S expense. Notwithstanding anything to the contrary herein, in no event shall such payments paid by NEKTAR AL to such THIRD PARTY exceed in any year, more than [*] of the aggregate royalties received by NEKTAR AL from COMPANY hereunder during such year such that if payments to be made to such THIRD PARTY are more than [*] of the aggregate royalties received by NEKTAR AL from COMPANY hereunder during such year, then COMPANY shall pay such THIRD PARTY such excess amounts. Any

CONFIDENTIAL
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      such excess amounts paid by COMPANY shall be [*] for [*], and [*] to [*]. Notwithstanding the foregoing, to the extent such excess amount represents a lump sum award of damages attributed to past infringement, [*] that may [*] and so [*] shall not [*] COMPANY [*] with respect to the [*]. (For example, [*].

14.
Term and Termination

14.1
Expiration.    This AGREEMENT becomes effective on the EFFECTIVE DATE and shall remain in force on a country-by-country basis, until the expiration of all royalty obligations unless earlier terminated as provided herein (the "TERM").

14.2
Termination for Default.    Each PARTY shall have the right to terminate this AGREEMENT by written notice to the other PARTY for failure to comply with the material terms of this AGREEMENT by the other PARTY, provided such failure to comply is not corrected by the failing PARTY within ten (10) days of written notice of any failure to make timely payment of any undisputed amount, when due hereunder, or within ninety (90) days of receipt of written notice of any other failure from the non-failing PARTY. Notwithstanding the foregoing, in the event a PARTY reasonably disputes an alleged failure during the applicable cure period, then either PARTY may request that the cure period be tolled pending resolution of the dispute under Section 17.2 below.

14.3
COMPANY shall have the right to terminate this AGREEMENT without cause on thirty (30) days advance written notice to NEKTAR AL.

14.4
Challenge.    If COMPANY or its SUBLICENSEES challenge, with respect to the SELECTED PRODUCT, the validity or enforceability of any ENZON LICENSED PATENTS or NEKTAR AL PATENT RIGHTS under which COMPANY or its SUBLICENSEE are licensed or sublicensed, as the case may be: (a) COMPANY shall pay for all attorney's fees, costs of suit, and other out-of-pocket expenses incurred by ENZON and/or NEKTAR AL in resisting or opposing such challenge;

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    and (b) COMPANY'S and its SUBLICENSEES' license and sublicense rights under the ENZON LICENSED PATENTS and the LICENSED NEKTAR AL TECHNOLOGY shall terminate. The foregoing shall not apply if COMPANY or its SUBLICENSEES challenge the validity or enforceability of any ENZON LICENSED PATENTS or NEKTAR AL PATENT RIGHTS as a defense against ENZON or NEKTAR AL claiming that the manufacture, use or sale of products, other than the SELECTED PRODUCT, infringes ENZON LICENSED PATENTS or NEKTAR AL PATENT RIGHTS.

  14.5
  Effect of Termination.

  14.5.1
  The provisions of Sections 4.3, 7.2, 8.1 - 8.5, 10.2, 11.1, 11.3, 14.5, 14.6, 17.1 and the last sentence of Section 1.2(f)(i) of Schedule III and Articles 1, 9, 12, 13, 16 and 18 shall survive termination of this AGREEMENT for any reason whatsoever. Additionally the terms of Sections 12.4 and 8.6 shall survive with respect to INVENTIONS and data made prior to termination of this AGREEMENT, and the terms of Sections 4.2 and 5.1 - 5.5 shall survive with respect to any quantities of SELECTED REAGENT shipped to COMPANY by NEKTAR AL after the termination of this AGREEMENT.

  14.5.2
  If this AGREEMENT is terminated for any reason whatsoever, other than COMPANY'S termination for NEKTAR AL'S failure to comply with the material terms of this AGREEMENT under Section 14.2 or a termination by COMPANY under Section 14.3 if the CROSS-LICENSE AGREEMENT terminates, COMPANY shall be obligated to purchase, and shall purchase, the SELECTED REAGENT manufactured pursuant to any issued purchase orders and binding forecasts, pursuant to Article 3. Any SELECTED REAGENT so manufactured shall be shipped to COMPANY or COMPANY'S designee in accordance with Section 7.3 and invoiced to COMPANY in full and paid by COMPANY in accordance with the terms of this

CONFIDENTIAL
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      AGREEMENT. Termination shall not affect shipments of the SELECTED REAGENT which have been made by NEKTAR AL to COMPANY or COMPANY'S designee, and all provisions of this AGREEMENT shall continue to apply to such shipments notwithstanding any such termination. This Section 14.5.2 shall apply at NEKTAR AL'S election if this AGREEMENT is terminated by NEKTAR AL under Section 14.2.

    14.5.3
    If this AGREEMENT is terminated for any reason whatsoever, other than COMPANY'S termination for NEKTAR AL'S failure to comply with the material terms of this AGREEMENT under Section 14.2, or a termination by COMPANY under Section 14.3 if the CROSS-LICENSE AGREEMENT terminates, NEKTAR AL shall complete or cause the completion of the manufacturing of any work-in-progress under COMPANY'S outstanding purchase orders and binding forecasts on the date on which the termination is effective. Any SELECTED REAGENT so manufactured shall be shipped to COMPANY or COMPANY'S designee in accordance with Section 7.3 and invoiced to COMPANY in full and paid by COMPANY in accordance with the terms of this AGREEMENT.

    14.5.4
    If this AGREEMENT is terminated for any reason whatsoever, other than COMPANY'S termination for NEKTAR AL'S failure to comply with the material terms of this AGREEMENT under Section 14.2, or a termination by COMPANY under Section 14.3 if the CROSS-LICENSE AGREEMENT terminates, COMPANY shall be responsible for all unavoidable costs and expenses, including without limitation, all payments due to NEKTAR AL for services performed under Sections 5.6.2, 9.2.2 or the SERVICES AGREEMENT and all necessary expenses associated with personnel and THIRD PARTY subcontractors, non-cancelable commitments, and cash outlays

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      incurred by NEKTAR AL in direct relation to the activities performed by NEKTAR AL prior to COMPANY'S notice of termination.

    14.5.5
    Notwithstanding Sections 14.5.2 - 14.5.4 above, in the event of termination of this AGREEMENT for any reason, upon request by COMPANY NEKTAR AL shall use reasonable commercial efforts to mitigate its damages hereunder, including for example, where practicable, redirecting all raw materials and intermediates ordered or produced in response to COMPANY'S orders and binding forecasts for use in manufacture of other REAGENTS, and reselling or redirecting finished SELECTED REAGENT to other buyers. In no event shall COMPANY'S total liability under Sections 14.5.2 - 14.5.4 exceed the purchase price of the quantity of SELECTED REAGENT specified in COMPANY'S outstanding purchase orders or binding forecast.

    14.5.6
    Notwithstanding anything to the contrary herein, if this AGREEMENT is terminated for any reason whatsoever, COMPANY shall pay to NEKTAR AL all accrued milestone payments and accrued royalties in accordance with the terms of this AGREEMENT, and termination of this AGREEMENT shall not affect any other liability of a PARTY that has accrued prior to the date of such termination.

    14.5.7
    Except where termination results from COMPANY'S default under Section 14.2, COMPANY shall be entitled to sell out all remaining stocks of the SELECTED PRODUCT under the terms and conditions set forth in this AGREEMENT for a period not to exceed twelve (12) months after the later of such termination or the last shipment of SELECTED REAGENT to the COMPANY hereunder, after which time all rights and licenses granted hereunder shall immediately cease.

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  14.6
  Subject only to Section 14.5.7, if this AGREEMENT is terminated for any reason whatsoever, COMPANY'S license under Section 2.1 and COMPANY'S sublicense under. Section 2.2 shall automatically terminate. Notwithstanding the foregoing, upon termination of this AGREEMENT by NEKTAR AL for any reason, any sublicense granted by COMPANY hereunder shall survive, provided that upon request by NEKTAR AL, such SUBLICENSEE promptly (i) cures in its entirety, to the extent it is reasonably able to do so, any uncured default or breach of COMPANY (including without limitation any failure to pay any amounts due hereunder plus any interest accrued thereon), and (ii) agrees in writing to assume all of the obligations of COMPANY and be bound by all of the applicable terms of this AGREEMENT.

15.
Assignment

  Unless otherwise expressly permitted hereunder, neither PARTY may assign any of its rights or delegate any of its duties under this AGREEMENT without the prior written consent of the other PARTY, except that either PARTY may assign its rights and responsibilities hereunder as part of: (i) either the sale of the entire business to which this AGREEMENT relates, or a merger, consolidation, reorganization or other combination with or into another person or entity; or (ii) the transfer or assignment to an AFFILIATE, in each case, pursuant to which the surviving entity or assignee assumes the assigning or merging PARTY'S obligations hereunder. Any prohibited assignment shall be null and void.

16.
Notices

  Any notice or other communication or payment herein required or permitted to be given shall be deemed sufficient if and when personally delivered in writing or if and when given by United States registered or certified mail, postage prepaid, return receipt requested, properly addressed to the respective addresses of the PARTIES as written below. Notices so given will be effective upon the earlier to occur of (i) receipt by the

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  PARTY to which notice is given, or (ii) the fourth (4th) business day following the date such notice was posted, whichever occurs first.

  If to COMPANY, addressed to:

  Affymax, Inc.
  4001 Miranda Ave.
  Palo Alto, CA 94304
  Attention:

  Arlene M. Morris
  President and CEO

  Tracy J. Dunn, PhD, JD
  Vice President of Intellectual Property

  Ali Mandavi
  Vice President of Finance

  If to NEKTAR AL, addressed to:

  Nektar Therapeutics AL, Corporation
  1112 Church Street
  Huntsville, AL 35801
  Attention: Amy M. Jones
  Director, Alliance Management

  With a copy addressed to:

  Nektar Therapeutics
  150 Industrial Road
  San Carlos, CA 94070
  Attention: Associate General Counsel

17.
Arbitration

17.1
Generally.    ]NEKTAR AL and COMPANY agree that any dispute or controversy as to the validity, enforcement, construction, performance or breach hereof, shall be settled by binding arbitration under the then current Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted

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    by a panel of three (3) arbitrators appointed in accordance with such rules. The arbitrators shall determine what discovery will be permitted, based on the principle of limiting the cost and time which the PARTIES must expend on discovery; provided, the arbitrators shall permit such discovery as they deem necessary to achieve an equitable resolution of the dispute. The decision and/or award rendered by the arbitrator(s) shall be written, final and non-appealable and may be entered in any court of competent jurisdiction. The costs of any arbitration, including administrative fees and fees of the arbitrator(s), shall be shared equally by the PARTIES, unless otherwise specified by the arbitrator(s). Each PARTY shall bear the cost of its own attorneys' and expert fees; provided that the arbitrator(s) may in their discretion award to the prevailing PARTY the costs and expenses incurred by the prevailing PARTY in connection with the arbitration proceeding.

  17.2
  In the event of a dispute under Section 14.2 regarding whether this Agreement has been breached, upon request of either PARTY prior to the expiration of the cure period applicable under Section 14.2, the matter shall be submitted to an arbitrator under Section 17.1 above who shall determine, based upon overall fairness to the PARTIES under the circumstances, including relative impact to each PARTY of tolling or not tolling the cure period, whether or not to toll the cure period pending resolution of the dispute. If the arbitrator determines that the cure period should be tolled based upon overall fairness, then the applicable cure period under Section 14.2 shall be tolled until a final decision in an arbitration proceeding under Section 17.1 above as to whether or not a breach has occurred. Notwithstanding Section 17.1 above, the issue of whether to toll the cure period under this Section 17.2 shall be made by a single arbitrator. Upon request by a PARTY in connection with an arbitration initiated pursuant to this Section 17.2, the cure period under Section 14.2 shall automatically be tolled for sixty (60) days, and in such event the PARTIES shall use diligent efforts to enable a decision to be made by such arbitrator under this Section 17.2 within such sixty (60) day period.

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18.
Miscellaneous

18.1
Force Majeure.    Neither PARTY shall be held liable or responsible to the other PARTY nor be deemed to have defaulted under or breached this AGREEMENT for failure or delay in fulfilling or performing any term of this AGREEMENT to the extent, and for so long as, such failure or delay is caused by or results from causes beyond the reasonable control of the affected PARTY; provided, however, that the foregoing shall not be applied to excuse or delay any royalty or other payment obligation of COMPANY under this AGREEMENT.

18.2
Severability.    All the terms and provisions of this AGREEMENT are distinct and severable, and if any term or provision is held unenforceable, illegal or void in whole or in part by any court, regulatory authority or other competent authority it shall to that extent be deemed not to form part of this AGREEMENT, and the enforceability, legality and validity of the remainder of this AGREEMENT shall not be affected thereby.

18.3
Variation.    This AGREEMENT may not be released, discharged, supplemented, amended, varied or modified in any manner except by an instrument in writing signed by a duly authorized officer or representative of each of the PARTIES hereto.

18.4
Forbearance and Waiver.    No waiver by a PARTY in respect of any breach will operate as a waiver in respect of any subsequent breach. No failure or delay by a PARTY in exercising any right or remedy will operate as a waiver thereof, nor will any single or partial exercise or waiver of any right or remedy prejudice its further exercise or the exercise of any other right or remedy.

18.5
Counterparts.    This AGREEMENT may be executed in more than one counterpart, each of which constitutes an original and all of which together shall constitute one enforceable agreement.

CONFIDENTIAL
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  18.6
  No Partnership.    The relationship of the PARTIES is that of independent contractors and this AGREEMENT will not operate so as to create a partnership or joint venture of any kind between the PARTIES.

  18.7
  Construction.    The PARTIES have participated jointly in the negotiation and drafting of this AGREEMENT. In the event that an ambiguity or question of intent or interpretation arises, this AGREEMENT shall be construed as if drafted jointly by the PARTIES and no presumption or burden of proof shall arise favoring or disfavoring any PARTY by virtue of the authorship of any of the provisions of this AGREEMENT.

  18.8
  Entire AGREEMENT.    This AGREEMENT and the Schedules attached hereto constitute the entire understanding between the PARTIES and supersedes any prior or contemporaneous written or oral understanding, negotiations or agreements between and among them respecting the subject matter hereof except for the NONDISCLOSURE AGREEMENT. This AGREEMENT shall be binding upon, and inure to the benefit of, the PARTIES and their respective successors and assigns.

  18.9
  Governing LAW.    This AGREEMENT shall be governed by and construed in accordance with the LAWS of the State of California without regard to its or any other jurisdiction's choice of LAW rules. Any disputes under this AGREEMENT shall be brought in the state or federal courts located in California. The PARTIES submit to the personal jurisdiction of such courts for any such action, agree that such courts provide a convenient forum for any such action, and waive any objections or challenges to venue with respect to such courts.

  18.10
  Publicity.    Except as otherwise provided in Article 8 and subject to either PARTY'S reporting obligations under applicable state and federal (including securities) LAWS, NEKTAR AL and COMPANY shall not use the other PARTY'S name in publicity materials or other public disclosures without the prior written consent of the other PARTY, such consent not to be unreasonably withheld or

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    delayed. Moreover, COMPANY and its SUBLICENSEES shall endeavor in good faith to disclose to NEKTAR AL, information regarding the SELECTED PRODUCT in advance of the first public disclosure (including any publication or presentation) of such information, and NEKTAR AL shall have the opportunity to review and comment on such public disclosure (to the extent such information has not been previously provided to NEKTAR AL). Similarly NEKTAR AL and its AFFILIATES shall endeavor in good faith to disclose to COMPANY, information regarding the SELECTED REAGENT or products incorporating the SELECTED REAGENT, in advance of the first public disclosure (including publications and presentations) of such information, and COMPANY shall have the opportunity to review and comment on such public disclosure, to the extent such information has not previously been provided to COMPANY

  18.11
  Patent Marking.    COMPANY shall place appropriate patent and/or patent pending markings on the SELECTED PRODUCT or the packaging therefor. The content, form, size, location and language of such markings shall be in accordance with the LAWS and practices of the country in which the applicable units of the SELECTED PRODUCT are distributed.

(Remainder of page intentionally left blank.)

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IN WITNESS WHEREOF, the PARTIES hereto have caused their authorized representatives to execute this AGREEMENT by signing below:

Signed:

For and on behalf of:		For and on behalf of:
NEKTAR Therapeutics AL, Corporation		Affymax, Inc.
Signature	/s/ STEPHEN A. CHARLES	Signature	/s/ ARLENE M. MORRIS
Name: Stephen A. Charles, Ph.D. Title: Vice President, Business Development & Alliance Management		Name: Arlene M. Morris Title: President and CEO

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SCHEDULE I
[All Schedule I Redacted]
 [*]

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SCHEDULE II
[All Schedule II Redacted]
 [*]

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SCHEDULE III
Remuneration and Initial Forecast

1.
Remuneration.    Pursuant to Section 6.1, the following milestone payments shall be payable by COMPANY to NEKTAR AL:

1.1
Base Milestones.    Until such time that the criteria set forth in either Sections 1.2(a) or (b) of this Schedule III are met, the milestone payments shall be as set forth in TABLE A below.

TABLE A

Milestone	Milestone Payment (DOLLARS)
Within thirty (30) days of administration of the SELECTED PRODUCT to the first subject or patient in the first Phase I clinical trial	500,000
Within thirty (30) days of administration of the SELECTED PRODUCT to the first subject or patient in the first Phase II clinical trial	500,000
[*]	[*]
[*]	[*]
[*]	[*]
  1.2
  Milestones Due Upon Sublicensinq or Partnering of SELECTED PRODUCT or Sale of the Company.

  (a)
  Partnering of SELECTED PRODUCT.    COMPANY'S granting of a sublicense under the LICENSED NEKTAR AL TECHNOLOGY and/or ENZON LICENSED PATENTS to a SUBLICENSEE to exercise

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      sublicense rights in [*] shall be referred to herein as "Sublicense Rights". If COMPANY grants a SUBLICENSEE Sublicense Rights (each transaction wherein such rights are granted, an "Eligible Transaction") and, at the time of such Eligible Transaction, the amount of [*] (as defined below) received by COMPANY in such Eligible Transaction plus [*] previously received by COMPANY in connection with prior Eligible Transactions, [*] DOLLARS ($[*]) (the "Threshold Amount"), then at such time NEKTAR AL shall receive, in addition to the milestone payments already received by NEKTAR AL under TABLE A (and subject to Section 1.2(c) below), either:

      (i)
      the greater of (A) [*] DOLLARS ($[*]) or (B) [*] of the total of the [*] received by COMPANY in the one or more Eligible Transaction(s) that equaled or exceeded the Threshold Amount, provided that in each case, the Threshold Amount is first received or accrued by COMPANY prior to [*] the SELECTED PRODUCT, or

      (ii)
      the greater of (A) [*] DOLLARS ($[*]) or (B) [*] of the total of the [*] received by COMPANY in the one or more Eligible Transaction(s) that equaled or exceeded the Threshold Amount, provided that in each case, the Threshold Amount is first received or accrued by COMPANY on or after [*] of the SELECTED PRODUCT.

      (iii)
      It is understood that in no case shall amounts specified in both (i) and (ii) become due (i.e., COMPANY shall be required to pay the amount specified only in (i) or (ii), but not both (i) and (ii)). In addition, once a payment has been made under Section 1.2(a)(i) or under Section 1.2(a)(ii), or a payment has been made under Section 1.2(b) below, then no further payment shall be due under Section 1.2(a)(i), 1.2(a)(ii) or 1.2(b).

CONFIDENTIAL
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      (iv)
      By way of example but not limitation, it is intended that Sections 1.2(a)(i) and 1.2(a)(ii) shall operate as follows: if as a result of a single Eligible Transaction, COMPANY receives [*] DOLLARS ($[*]) in [*], and such amount is received by COMPANY prior to [*] of the SELECTED PRODUCT, then COMPANY'S payment obligation to NEKTAR AL under Section 1.2(a)(i) shall be [*] DOLLARS ($[*]). If, however, the Threshold Amount is first received or accrued by COMPANY as a result of two Eligible Transactions (the first being [*] DOLLARS ($[*]) in [*] and the second being [*] DOLLARS ($[*]) in [*], such that COMPANY receives a total of [*] DOLLARS ($[*]) in [*], and such amount is received by COMPANY prior to [*] of the SELECTED PRODUCT, then COMPANY'S payment obligation to NEKTAR AL under Section 1.2(a)(i) shall be [*] DOLLARS ($[*]).

      (v)
      For purposes of clarity, following the grant of Sublicense Rights, COMPANY shall have no further obligations with respect to the milestone payments provided for in TABLE A. If the Threshold Amount is never reached during the TERM of the AGREEMENT, then the milestone payments provided for in TABLE A shall apply.

    (b)
    Payment Upon Acquisition or Merger of COMPANY.    In the event that a Qualified Entity purchases [*]; or a Qualified Entity purchases [*]; or a Qualified Entity merges or consolidates with COMPANY or another entity into which COMPANY is merged or consolidated (wherein the shareholders of COMPANY prior to the transaction [*] immediately following the acquisition or merger), in each case prior to the time any payment is due under Section 1.2(a)(i) or 1.2(a)(ii), then in lieu of the consideration set forth in Section 1.2(a) above, and in addition to the milestone payments already received by NEKTAR AL under TABLE A (and subject to Section 1.2(c) below), COMPANY shall pay to NEKTAR AL either:

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      (i)
      [*] DOLLARS ($[*]), provided that such purchase, acquisition or merger occurs pursuant to an agreement entered into prior to [*] of the SELECTED PRODUCT; or

      (ii)
      [*] DOLLARS ($[*]), provided that such purchase, acquisition or merger occurs pursuant to an agreement entered into on or after [*] the SELECTED PRODUCT.

      (iii)
      To the extent that the consideration paid to COMPANY for such purchase, acquisition or merger is [*], then the resulting amount owed by COMPANY to NEKTAR AL under subsections (i) or (ii) above may, at COMPANY'S election, be paid to NEKTAR AL [*] from the acquiring Qualified Entity.

    (c)
    Other Terms.    It is understood and agreed by the PARTIES that COMPANY shall be entitled to credit against the amounts owing to NEKTAR AL under either Subsections (a) or (b) above, or TABLE B below, up to [*] DOLLARS ($[*]) of all milestone payments that have been previously paid by COMPANY to NEKTAR AL under TABLE A above.

    (d)
    Additional Milestones.    In addition to the amounts to be received by NEKTAR AL under TABLE A above, and under any of 1.2(a)(i), 1.2(a)(ii) or 1.2(b) above, NEKTAR AL shall also receive the additional milestone payments set forth in TABLE B below:

TABLE B

Milestone	Milestone Payment (DOLLARS)
[*]	[*]
[*]	[*]

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    (e)
    It is understood that the milestone payments specified in Tables A and B above shall be payable once and only once under this AGREEMENT. For purposes of clarity, the PARTIES acknowledge that the amount to be paid to NEKTAR AL under this AGREEMENT in connection with Table A and Table B milestones shall in no event exceed seven million DOLLARS ($7,000,000). Notwithstanding the foregoing (but subject to Section 1.2(c) above), in addition to the milestone payments specified in Table A and/or Table B above, COMPANY shall be obligated to pay to NEKTAR AL milestone payments pursuant to Sections 1.2(a) or 1.2(b).

    (f)
    Definitions.

    (i)
    For the purposes hereof, [*] shall mean the [*] actually received by COMPANY from a SUBLICENSEE or THIRD PARTY as payment for the acquired Sublicense Rights [*]. For clarity it is understood that [*] shall specifically exclude consideration received (1) as payments for the [*] that are [*], (2) [*] or as [*] incurred [*], (3) for bona fide [*], (4) for the [*]), except for [*] (as defined below) (5) for grants of rights other than [*], (6) for amounts paid as [*], (7) for the [*] such SUBLICENSEE on [*], and (8) amounts for a sale of substantially all of the business or assets of COMPANY (whether by merger, sale of stock, sale of assets or otherwise) to which the AGREEMENT pertains, it being understood and agreed that in such event NEKTAR AL shall receive the payment provided for in Section 1.2(b)(i) or 1.2(b)(ii) above to the extent applicable. In addition, [*] shall be reduced by the amount of [*] or other amounts that are [*] COMPANY; provided that, to the extent COMPANY [*] in its [*], the amount

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        of such reduction shall then be included in [*] for purposes of Sections 1.2(a)(i) or 1.2(a)(ii), as applicable.

      (ii)
      [*] shall mean [*] (subject to [*] or otherwise) for [*] in excess of the [*]; where the "[*]" equals: (i) if the [*] (e.g., [*]), then the lesser of (a) the [*] as reported on the [*] immediately prior to announcement of the applicable transaction or (b) [*] as reported on the [*] for the five (5) trading days immediately preceding, and the five (5) trading days including and following, the date of the announcement of the applicable transaction; or (ii) if [*] on a [*], then the most-recent [*] for such [*] or a substantially similar [*], provided, however for purposes of clause (ii) consideration received in connection with [*], (ii) [*] or THIRD PARTY [*] in connection with the [*], or (iii) third parties in consideration for rights to [*] such third parties, among others, will be excluded.

      (iii)
      A "[*]" shall mean a company with [*] pharmaceutical products [*] DOLLARS ($[*]).

  1.3
  Additional Terms.    If for whatever reason, a particular milestone event for which a milestone payment is due under TABLE A or TABLE B, respectively, is not achieved, then in such case, the milestone payment that NEKTAR AL would have received upon the occurrence of such milestone event shall be paid on the occurrence of the next milestone event for which a milestone payment is due under such TABLE A or TABLE B, respectively, together with the milestone payment that is to be paid to NEKTAR AL upon the occurrence of such next milestone event. For example, if, under TABLE A, a Phase II clinical trial of the SELECTED PRODUCT is not conducted, but instead clinical development of the SELECTED PRODUCT proceeds directly from the conduct of a Phase I to a Phase III clinical trial of the SELECTED PRODUCT, then in such case, the milestone payment that NEKTAR AL would have received under TABLE A on commencement of such Phase II clinical trial shall be paid to NEKTAR AL on

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    commencement of the Phase Ill clinical trial (provided that TABLE A is still applicable), in addition to the milestone payment that NEKTAR AL is to receive on commencement of the Phase III clinical trial.

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2.
Launch Forecast.    Pursuant to Section 3.3, COMPANY shall purchase the following amounts of the SELECTED REAGENT from NEKTAR AL:

Calendar Quarter following the EFFECTIVE DATE	Amount of SELECTED REAGENT Required (kg)
1
2
3
4

CONFIDENTIAL

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SCHEDULE IV
Price of GMP Grade SELECTED REAGENT

[*] DOLLARS ($[*]) per gram until December 31, 2004 (the "SELECTED REAGENT PRICE"). Thereafter, the SELECTED REAGENT PRICE shall be increased or decreased on January 1, 2005, and on each anniversary of January 1st during the TERM thereafter, based on the percentage increase or decrease [*] twelve (12) month period [*].

At any time prior to [*] the SELECTED PRODUCT, COMPANY may request in writing to NEKTAR AL, that the price of the SELECTED REAGENT [*]. The [*] the price of SELECTED REAGENT [*] shall take effect thirty (30) days after NEKTAR AL'S receipt of such written request, and shall be memorialized by the PARTIES in a formal written amendment to this AGREEMENT.

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SCHEDULE V
Constitution of MANAGING COMMITTEE

NEKTAR AL

        Amy M. Jones, M.B.A.
        Amy Edwards

COMPANY

        Chief Scientific Officer
        Vice President, Development

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SCHEDULE VI
NEKTAR AL ISSUED PATENTS

        [*]

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SCHEDULE VII
ENZON LICENSED PATENTS

        [*]

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SCHEDULE VIII
SERVICES AGREEMENT TERMS

Upon COMPANY'S written notice to NEKTAR AL of its desire to enter into the SERVICES AGREEMENT pursuant to Section 3.8, the PARTIES shall promptly negotiate and execute such SERVICES AGREEMENT, the terms of which shall be reasonable and customary for agreements of this type, and in any event: (i) [*], and (ii) in the case of fees charged, [*] THIRD PARTIES under [*]. For purposes of clarity, NEKTAR AL agrees that it will negotiate with COMPANY in good faith the terms of such SERVICES AGREEMENT and will not unreasonably withhold its consent to entering into such SERVICES AGREEMENT. The SERVICES AGREEMENT may be amended by the PARTIES from time to time in writing to expand the nature or scope of the work plan(s) describing the services to be performed under the SERVICES AGREEMENT, such that there shall only be one SERVICES AGREEMENT entered into by the PARTIES pursuant to Section 3.8 which may be amended as provided for herein. For clarity, it is acknowledged by the PARTIES that the terms of this Schedule VIII, including without limitation, those provisions below relating to intellectual property, shall not apply unless and until the PARTIES have actually executed the SERVICES AGREEMENT. On and after the effective date of the SERVICES AGREEMENT through the remainder of the TERM of the AGREEMENT, the terms of Sections 12.4 and 12.5 relating to intellectual property shall apply with respect to all PATENTS, KNOW-HOW, INVENTIONS and technology invented on and after the effective date of the SERVICES AGREEMENT and during the TERM of the AGREEMENT, regardless of the nature or scope of the work plan(s) agreed upon under the SERVICES AGREEMENT.

1.
License to NEKTAR AL.    On the effective date of the SERVICES AGREEMENT, COMPANY shall grant to NEKTAR AL a non-exclusive, worldwide, royalty-free license, with the right to grant sublicenses, under COMPANY KNOW-HOW and COMPANY PATENT RIGHTS only to the extent useful or necessary for NEKTAR AL to fulfill its obligations under the SERVICES AGREEMENT.

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2.
Fees for Services to be provided by NEKTAR AL.

  NEKTAR AL shall perform the services set forth in the written work plan(s) agreed upon by the PARTIES, which services may include: (a) the Technical Services (as defined in Section 3.8 of the AGREEMENT); and (b) other services that are requested by COMPANY from time to time during the term of the SERVICES AGREEMENT and set forth in a written work plan mutually approved by the PARTIES. All services performed by NEKTAR AL under the SERVICES AGREEMENT shall be charged to COMPANY at the then-current rates being charged by NEKTAR AL to its other clients for such services.

3.
Data.    COMPANY agrees to share with, and make available to, NEKTAR AL on a quarterly basis, a summary of data that arises from testing of the SELECTED PRODUCT by or under the CONTROL of COMPANY (whether by COMPANY, COMPANY'S SUBLICENSEES or any other person or entity (including COMPANY'S CMOS), including, without limitation, the results of animal studies, toxicological testing or human clinical testing, in each case to the extent that such information is necessary for NEKTAR AL to carry out the services requested by COMPANY. For purposes of clarity, such data shall be COMPANY'S CONFIDENTIAL INFORMATION. NEKTAR AL agrees to share with, and make available to, COMPANY on a quarterly basis, as well as upon written request by COMPANY, data that arises from testing of the SELECTED REAGENT by or under the CONTROL of NEKTAR AL to the extent that such information is necessary or useful in developing, making, using, selling and importing the SELECTED PRODUCT. For purposes of clarity, such data shall be NEKTAR AL'S CONFIDENTIAL INFORMATION, provided -that COMPANY shall be free to use such data in developing, making, using, selling and importing the SELECTED PRODUCT and to disclose such information for legitimate regulatory purposes. COMPANY'S obligations under this Section 3 are in addition to COMPANY'S obligations under Section 8.6 of the AGREEMENT.

CONFIDENTIAL
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4.
Intellectual Property

  The PARTIES respective rights in INVENTIONS made after the execution of a SERVICES AGREEMENT is addressed in Sections 12.4 of the AGREEMENT.

5.
Patent Prosecution.    With respect to PATENT APPLICATIONS and PATENTS covering NEKTAR AL CORE TECHNOLOGY INVENTIONS or COMPANY CORE TECHNOLOGY INVENTIONS arising after the effective date of the SERVICES AGREEMENT, the PARTIES shall endeavor to file such PATENT APPLICATIONS and PATENTS before any oral, written or electronic disclosure of the INVENTIONS claimed therein by either PARTY to maintain the validity of PATENT APPLICATIONS filed outside of the United States. At least twenty (20) days prior to a contemplated filing date, each PARTY shall submit to the other a substantially completed draft of any PATENT APPLICATION covering NEKTAR AL CORE TECHNOLOGY INVENTIONS or COMPANY CORE TECHNOLOGY INVENTIONS arising under the SERVICES AGREEMENT. Each PARTY shall confer with the other PARTY to =permit' the Other PARTY to make suggestions regarding the filing of such PATENT APPLICATIONS. Costs of PATENT APPLICATIONS shall be borne by the PARTY with the right to prosecute each such PATENT APPLICATION.

6.
Disclosure.    On and after the date of any SERVICES AGREEMENT hereunder, each PARTY shall promptly disclose to the other in writing all INVENTIONS arising from the joint or separate activities of the PARTIES (and to the extent each PARTY has the right to do so its permitted agents or independent contractors, and in the case of COMPANY, to the extent it has the right to do so, its SUBLICENSEES and CMOS) during and in connection with the performance of their activities under this AGREEMENT and any SERVICES AGREEMENT,-or the-manufacture of SELECTED PRODUCT of any nature, first invented as a result of such activities. Notwithstanding the foregoing, (i) to the extent an INVENTION made by COMPANY (or its SUBLICENSEE, CMO, agent or contractor) pertains to the THERAPEUTIC AGENT itself, it shall not be deemed to have been made in the performance of activities under this AGREEMENT and shall not be required to be disclosed under this Section; and (ii) to the extent an INVENTION made by NEKTAR AL (or its agent or contractor) pertains to REAGENT itself, it shall not be

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  deemed to have been made in the performance of activities under this AGREEMENT and shall not be required to be disclosed under this Section.

7.
Covenants.    Following the execution of any SERVICES AGREEMENT hereunder, each PARTY shall covenant to the other that all of its employees, officers and consultants have executed agreements that require assignment to it of all INVENTIONS invented during the course of and as a result of their employment or engagement with such PARTY, and that obligate such PERSON to maintain as confidential any information owned or CONTROLLED by such PARTY, or which is provided by the other PARTY that is CONFIDENTIAL INFORMATION under this AGREEMENT. In addition to the foregoing, COMPANY will cause its SUBLICENSEES, and will use diligent efforts to cause its CMOS and/or other permitted agents or independent contractors, to execute agreements that require assignment (or where that is not possible, an irrevocable, worldwide royalty-free license with full sublicensing rights) to it of all INVENTIONS within the NEKTAR AL CORE TECHNOLOGY invented during the course of the manufacture of the SELECTED PRODUCT and that obligate such SUBLICENSEE, CMO and/or other permitted agent or independent contractor to maintain as confidential any information owned or CONTROLLED by COMPANY, or provided by NEKTAR AL that is CONFIDENTIAL INFORMATION under this AGREEMENT.

8.
Miscellaneous.

  The SERVICES AGREEMENT will contain other terms and conditions that are reasonable and customary for an agreement of that type, and will not contain terms that are materially more burdensome than those that are contained in Schedule VIII or in the AGREEMENT.

CONFIDENTIAL
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SCHEDULE IX
FORM OF QUALITY AGREEMENT

This AMENDMENT NO. 1 TO THE LICENSE, MANUFACTURING AND SUPPLY AGREEMENT (the "Amendment") is made and entered into effective as of                        , 200            (the "Effective Date of the Amendment"), by and between Nektar Therapeutics AL, Corporation, an Alabama corporation ("Nektar AL") and Affymax, Inc., a Delaware corporation ("Company"). Nektar AL and Company may be referred to herein as a "Party" or, collectively, as "Parties."

RECITALS

WHEREAS, Nektar AL and Company are parties to a License, Manufacturing and Supply Agreement dated April 8, 2004 (the "Agreement"); and

WHEREAS, the Parties desire to amend the Agreement;

NOW, THEREFORE, the Parties agree as follows:

The Parties hereby agree to amend the Agreement as of the Effective Date of the Amendment as provided below. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings provided in the Agreement.

1.
The intent of this Amendment is to establish, clarify and communicate the quality expectations for the manufacturing, testing, storing and packaging the SELECTED REAGENT by Nektar AL for Company, which SELECTED REAGENT is supplied by Nektar AL to Company under the Agreement for use by Company in the manufacture of SELECTED PRODUCT as provided for therein. Nektar AL is responsible for ensuring all contract laboratories hired by Nektar AL meet the requirements of this Amendment.

2.
Nothing in this Amendment is intended to, nor shall it be construed as, changing, altering, amending or superseding in any way any of the terms of the Agreement. In the event of any conflict between the terms of this Amendment and the terms of the Agreement, the terms of the Agreement shall prevail.

3.
Nektar AL will manufacture the SELECTED REAGENT in compliance with: (i) the quality standards and testing methods of Nektar AL for the SELECTED REAGENT; and (ii) those cGMPs and other LAWS, in each case to the extent applicable to the manufacture, storage and distribution of REAGENTS. Nektar AL will test, store and package the SELECTED REAGENT in accordance with the requirements set forth in Schedule 1 attached hereto and made a part hereof.

4.
Nektar AL will maintain a trained staff with the appropriate documentation of training in cGMPs.

5.
Nektar AL will retain original, complete records related to the manufacture, testing, storing and packaging of the SELECTED REAGENT in accordance with Nektar AL standard operating procedures (SOPs) and the applicable regulatory requirements.

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6.
Nektar AL will provide Company with a COA for each quantity of SELECTED REAGENT manufactured and shipped to Company pursuant to the Agreement. Responsibility and liability for ultimate SELECTED REAGENT disposition, including without limitation acceptance or rejection following delivery of such SELECTED REAGENT by Nektar AL to Company, and prior to and after use of SELECTED REAGENT by Company in the manufacture of SELECTED PRODUCT, shall reside solely with Company as provided for in Section 9.2.1 of the Agreement.

7.
Nektar AL will provide written notice to Company of any material or significant changes to raw materials (or suppliers thereof), processes, equipment, facilities, tests or any other item used in the manufacturing or processing activities to be performed by Nektar AL hereunder if such alterations (i) would require regulatory approval from an HA, or (ii) would involve a change in the route of synthesis of the SELECTED REAGENT, the reagents used in the synthesis of the SELECTED REAGENT, or changes in the reaction conditions that would produce a different impurity profile, or (iii) would cause a delay in obtaining MARKETING AUTHORIZATION, in a MAJOR MARKET COUNTRY, and in each case such alteration shall be made only with the consent of Company (not to be withheld unreasonably).

8.
Nektar AL will ship SELECTED REAGENT to Company or to other designated sites with the COA.

9.
a.
Nektar AL shall maintain, and provide an independent THIRD PARTY appointed by Company and reasonably acceptable to Nektar AL access to, such batch records and other documentation regarding the production of the SELECTED REAGENT under the Agreement as is reasonably necessary for Company to comply with the applicable LAWS and requests of HAS regarding the SELECTED PRODUCT and to obtain MARKETING AUTHORIZATION for such SELECTED PRODUCT. Such independent THIRD PARTY shall be subject to confidentiality obligations provided for under the Agreement. Moreover, Nektar AL shall notify and keep Company reasonably informed, through such independent THIRD PARTY, with respect to any audit of Nektar AL by a governmental authority regarding the production of SELECTED REAGENT supplied to Company under the Agreement. Such independent THIRD PARTY shall only be permitted to disclose to Company whether, upon inspection of batch records and other documentation regarding the production of the SELECTED REAGENT, Nektar AL is in compliance with its obligations under the Agreement. Such independent THIRD PARTY shall not be permitted to disclose to Company any information contained in such batch records or other documentation regarding the production of the SELECTED REAGENT, or any information regarding an audit of Nektar AL by a governmental authority, without Nektar AL's express prior written consent.

b.
Company and its SUBLICENSEES at their own expense, shall have the right, no more frequently than once per year during the TERM, to audit Nektar AL's facilities where the SELECTED REAGENT is manufactured for the purpose of verifying that Nektar AL is meeting its obligations under Section 3 of this Amendment as well as its warranty obligations under Section 4.2 of the Agreement; provided, however, that Company's or its SUBLICENSEES' exercise of such audit right shall be subject to Section 3.8 of the Agreement and a SERVICES AGREEMENT shall be required. If Company does not want to enter into a SERVICES AGREEMENT, then Company or its SUBLICENSEES may exercise such audit right if and only if Company or its SUBLICENSEE appoints an independent THIRD PARTY reasonably acceptable to Nektar AL to conduct such audit in its place. Such independent THIRD PARTY

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    shall only be permitted to disclose to Company or its SUBLICENSEE whether, upon the conduct of such audit, Nektar AL is in compliance with its obligations under the Agreement. Such independent THIRD PARTY shall not be permitted to disclose to Company any information made available or accessible to it in the course of conducting such audit, without Nektar AL's express prior written consent. Such audits may be performed only upon thirty (30) days advance written notice to Nektar AL and during regular business hours, and shall be subject to confidentiality obligations provided for in the Agreement. Company agrees to reimburse Nektar AL for all reasonable out-of-pocket costs incurred by Nektar AL in connection with such audits. Notwithstanding the foregoing, in the event of (i) a FAILURE, or (ii) other significant manufacturing problem that would materially adversely affect Company, Company shall: (a) have the right to audit Nektar AL (under a SERVICES AGREEMENT or through an independent THIRD PARTY as set forth above) more frequently than once per year; (b) have the right to conduct such audits on ten (10) business days advance notice (provided that Nektar AL may extend such advance notice requirement by an additional five (5) business days, if the facility is then being audited by another customer); and (c) have no obligation to reimburse Nektar AL for any out-of-pocket costs Nektar AL may incur in connection with such audits. In addition to the foregoing, Nektar AL shall allow representatives of the FDA or other equivalent regulatory authorities to visit and inspect Nektar AL's facilities where the SELECTED REAGENT is manufactured, and shall keep Company reasonably informed with respect to such audits.

10.
a.
Nektar AL shall, upon Company's request, be responsible for developing, submitting, maintaining and updating (as appropriate) a Drug Master File ("DMF") for the SELECTED REAGENT adequate for supporting Company's application for MARKETING AUTHORIZATION for the SELECTED PRODUCT. Company shall pay Nektar AL's reasonable and customary fees for such activities.

b.
Nektar AL shall cooperate with Company, at Company's request, to enable Company to comply with requirements of HAS to perform clinical trials and obtain MARKETING AUTHORIZATION for the SELECTED PRODUCT, including by providing Company and its SUB LICENSEES and CMOS with written authorization to cross-reference Nektar AL's DMF and other regulatory filings regarding the SELECTED REAGENT and the like, and to resolve the concerns of HAS with respect to the manufacture or processing of the SELECTED REAGENT prior to its shipment to Company.

c.
Company shall be responsible for handling all complaints and communications (including with regulatory authorities) relating to the SELECTED PRODUCT. To the extent permitted by LAW, Nektar AL shall be responsible for handling all complaints and communications (including with regulatory authorities) with respect to the SELECTED REAGENT. In addition to the foregoing, each PARTY shall, to the extent practicable under the circumstances, within ten (10) business days, notify the other PARTY and make the other PARTY aware of the nature of any communications with regulatory authorities which specifically affect the SELECTED REAGENT,-including any questions, complaints or comments ("INQUIRIES") by regulatory authorities specifically relating to or affecting the SELECTED REAGENT. The PARTY receiving such INQUIRIES shall provide the other PARTY with copies of any correspondence with regulatory authorities that specifically affect the SELECTED REAGENT. With respect to INQUIRIES directed to Company, Company shall identify for Nektar AL the representatives of the regulatory authorities making such communications and shall give Nektar AL, to the extent practicable under the circumstances, at least ten (10) business days' opportunity to review and comment on any proposed response to any INQUIRIES prior to filing any such response. Similarly Nektar AL shall in good faith solicit and take into account Company's views and concerns when dealing with any issues with regulatory authorities which relate specifically to the SELECTED REAGENT.

11.
Company and Nektar AL will notify the other of any stability failure immediately.

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12.
In addition, Nektar AL shall promptly notify Company of any quality control and quality assurance problems with Nektar AL's manufacturing process or facilities used in the manufacture of the SELECTED REAGENT if such information or quality control and quality assurance problems would reasonably be expected to cause or contribute to a delay in seeking or obtaining MARKETING AUTHORIZATION in a MAJOR MARKET COUNTRY, or a delay in supplying SELECTED REAGENT by the DELIVERY DATE, including, without limitation, any threatened or pending action by any regulatory authority with respect thereto.

13.
Miscellaneous

a.
Full Force and Effect.    Except as expressly amended by this Amendment No. 1, the Agreement shall remain unchanged and continue in full force and effect as provided therein.

b.
Entire Agreement of the Parties.    The terms of this Amendment No. 1 are supplemental and in addition to the terms of the Agreement and will in no event be deemed to modify or alter the terms of the Agreement

c.
Counterparts.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 in duplicate originals by their authorized officers as of the Effective Date of the Amendment.

ACCEPTED AND AGREED,

NEKTAR THERAPEUTICS AL, CORPORATION		AFFYMAX, INC.
By:	/s/ STEPHEN A. CHARLES	By:	/s/ ARLENE M. MORRIS
	Signature		Signature
Name:	Stephen A. Charles	Name:	Arlene M. Morris
	Printed		Printed
Title:	VP, Business Development	Title:	President and CEO
APPROVED by Nektar AL Quality Representative:
By:	/s/ KRIS JOHNSON
Print Name:	Kris Johnson
Title:	Director, Quality Assurance

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SCHEDULE 1
TESTING, STORING AND PACKAGING REQUIREMENTS FOR SELECTED REAGENT

[Left blank in execution copy.]

CONFIDENTIAL
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SCHEDULE X
APPROVED CMOS

        [*]

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